                                                                    Exhibit 10.1

                               AGREEMENT OF LEASE

                                     BETWEEN

                       RECKSON OPERATING PARTNERSHIP, L.P.

                                       AND

                              FALCONSTOR.NET, INC.

                                TABLE OF CONTENTS

                                        i

                                       ii

                                       iii

            AGREEMENT OF LEASE, made as of this ____ day of July, 2000,  between
RECKSON OPERATING PARTNERSHIP, L.P., a Delaware limited partnership,  having its principal office at 225 Broadhollow  Road, Suite 212 W, CS 5341,  Melville,  New
York 11747-0983  (hereinafter  referred to as "Landlord"),  and  FALCONSTOR.NET,
INC., a Delaware  corporation,  having its  principal  place of business at 1800
Northern  Boulevard,   Roslyn,  New  York  11756  (hereinafter  referred  to  as
"Tenant").

            WITNESSETH: Landlord and Tenant hereby covenant and agree as follows:

                                      SPACE

            1.  Landlord  hereby  leases to Tenant and Tenant  hereby hires from
Landlord the space  substantially  as shown on the Rental Plan  initialed by the parties and made part hereof as Exhibit "1" ("Demised  Premises" or  "Premises")
in the building,  located at 125 Baylis Road,  Melville,  New York  (hereinafter referred to as the  "Building"),  and the parties  stipulate and agree that such space  contains  6,721 square feet in a Building  containing  98,729 square feet
which  constitutes  6.81  percent  of  the  area  of  the  Building   ("Tenant's
Proportionate Share").

                                      TERM

            2. The term ("Term",  "term" or "Demised  Term") of this lease shall commence  upon the  execution of this lease.  Subject to the  provisions of this
Article 2, Tenant's right to occupy the Demised Premises and Tenant's obligation to pay Rent (as  defined in Article 3 hereof) and all items of  additional  rent shall commence on September 1, 2000 (the "Rent Commencement  Date"). The Term of
this lease  shall  expire on the day  preceding  the day which is five (5) years after (a) the Rent Commencement Date, if such date is the first day of the first full  calendar  month or (b) the  first  day of the first  full  calendar  month following  the Rent  Commencement  Date,  if such date is not the first day of a calendar month (the "Expiration Date").

               If on the  foregoing  date  specified  for the Rent  Commencement
Date, the Premises  shall not be  "substantially  completed" in accordance  with
Schedule A annexed  hereto and the Rental Plan annexed hereto as Exhibit 1, then, the  Rent  Commencement  Date  shall be  postponed  until the date on which the
Premises shall be "substantially  completed" and the Term of this lease shall be extended so that the Expiration  Date shall be five (5) years after the last day of the  month  in  which  the  Rent  Commencement  Date  occurs.  "Substantially completed" as used herein is defined to mean when the only items to be completed are those which do not interfere with the Tenant's  occupancy and  substantially full enjoyment of the Premises and which do not interfere  Tenant's  preparation for the conduct of its business operations;  but if Landlord shall be delayed in such  "substantial  completion"  as a result of (i) Tenant's  failure to furnish plans and  specifications  by the date  reasonably  requested by Landlord;  (ii)
Tenant's request for materials,  finishes or installations other than Landlord's
Building standard; (iii) Tenant's changes in said plans; (iv) the performance or completion of any work, labor or services by a party employed by Tenant;  or (v)
Tenant's failure to approve,  or approve as noted, final construction  documents within  five (5)  business  days  after  such  submission  thereof to Tenant for approval (all such delays being hereinafter referred to as "tenant delay");  then the Rent  Commencement Date shall be accelerated by the number of days of such tenant delay  (however,  Landlord shall not be obligated to deliver the Demised Premises to Tenant and Tenant shall not have the right to occupy the
Premises  until  Landlord's  Initial  Construction   (hereinafter   defined)  is
"substantially completed").  Tenant waives any right to rescind this lease under
Section  223-a of the New York Real  Property  Law or any  successor  statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's  failure to deliver  possession of the Premises on the Rent Commencement Date set forth in the first paragraph of this Article.

            A  "Lease  Year"  shall be  comprised  of a period  of  twelve  (12)
consecutive months. The first Lease Year shall commence on the Rent Commencement
Date but,  notwithstanding  the first  sentence of this  paragraph,  if the Rent
Commencement  Date is not the first day of a month,  then the first  Lease  Year shall include the additional  period from the Rent  Commencement Date to the end of  the  then  current  month.  Each  succeeding  Lease  Year  shall  end on the anniversary  date of the last day of the preceding  Lease Year. For example,  if the Rent  Commencement  date is  September  1, 2000,  the first Lease Year would begin on September  1, 2000,  and end on August 31,  2001,  and each  succeeding
Lease Year would end on August 31th. If, however,  the Rent Commencement Date is
September  2, 2000 the first Lease Year would end on  September  30,  2001,  the second Lease Year would commence on October 1, 2001, and each  succeeding  Lease
Year would end on September 30th.

            Within five (5) business days after Landlord's delivery to Tenant of a Rent  Commencement  Date Certificate  (confirming the Rent  Commencement  Date under this lease and, if applicable, the date of substantial completion), Tenant will sign and return said Certificate to Landlord.  If Tenant shall fail to sign and return said  certificate  within such five (5)  business  day period,  or to object to the accuracy of the dates therein within such period,  Tenant shall be deemed to have approved the dates set forth in said certificate.

            Subject to the substantial  completion provisions of this Article 2,
Landlord's  ability to deliver the Demised  Premises to Tenant by  September  1,
2000 is  conditioned  upon  Tenant  executing  and  delivering  this  lease  and approving,  signing and delivering the plans for Landlord's Initial Construction
(defined  herein) on or before July 21, 2000. If Tenant shall fail to so execute and deliver  this lease or to approve,  sign and deliver such plans on or before such date,  the date by which  Landlord  shall  deliver the Demised  Premises to
Tenant  shall  be  delayed  one (1) day for each day  Tenant  shall  delay in so executing and delivering  this lease and approving,  signing and delivering such plans,  and such delay shall be  considered a tenant delay.  In such event,  the
Rent  Commencement.  Date  shall be  accelerated  by the  number of days of such tenant delay  (however,  Landlord  shall not be obligated to deliver the Demised
Premises  to Tenant and Tenant  shall nat have the right to occupy the  Premises until Landlord's Initial Construction  (hereinafter  defined) is "substantially completed").

                                      RENT

            3. The annual minimum rental ("Rent" or "rent") is as follows:

                                       -2-

During the first Lease Year, the Rent shall be $163,488.36,  payable  $35,033.22 for the first  month  and  $11,677.74  for each of the  second  through  twelfth months.

During the second Lease Year, the Rent shall be $145,106.40,  payable in monthly installments of $12,092.20.

During the third Lease Year, the Rent shall be  $150,278.88,  payable in monthly installments of $12,523.24.

During the fourth Lease Year, the Rent shall be $155,658.24,  payable in monthly installments of $12,971.52.

During the fifth Lease Year, the Rent shall be $137,897.28,  payable  $13,437.73 for  each of the  first  through  tenth  months  and  $1,759.99  for each of the eleventh and twelfth months.

Tenant agrees to pay the Rent to Landlord,  without notice or demand,  in lawful money of the United  States  which shall be legal tender in payment of the debts and dues, public and private, at the time of payment in advance on the first day of each calendar month during the Demised Term at the office of the Landlord, or at such other place as Landlord  shall  designate,  except that Tenant shall pay the first monthly installment on the execution hereof. Tenant shall pay the Rent as  above  and as  hereinafter  provided,  without  any  set  off  or  deduction whatsoever. Should the Rent Commencement Date be a date other than the first day of a calendar  month,  the Tenant  shall pay a pro rata portion of the Rent on a per diem  basis,  based upon the second full  calendar  month of the first Lease
Year,  from such date to and  including  the last day of that  current  calendar month,  and the first Lease Year shall  include  said  partial  month.  The Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.

                                       USE

            4. (A) Tenant  shall use and occupy the  Demised  Premises  only for executive and administrative  offices related to the development,  marketing and sales of computer software and for no other purpose.

               (B)  Tenant  shall  not  use or  occupy,  suffer  or  permit  the
Premises,  or any part thereof, to be used in any manner which would in any way, in the reasonable  judgment of Landlord,  (i) violate any laws or regulations of public  authorities;  (ii) make void or voidable  any  insurance  policy then in force with respect to the Building;  (iii) impair the  appearance,  character or reputation of the Building;  (iv) discharge objectionable fumes, vapors or odors into the Building, air-conditioning systems or Building flues or vents in such a manner as to offend other occupants. The provisions of this Section shall not be deemed to be limited in any way to or by the  provisions of any other Section or any Rule or Regulation.

                                       -3-

               (C) The  emplacement of any equipment which will impose an evenly distributed  floor load in excess of 100  pounds  per square  foot shall be done only after written  permission is received  from the Landlord.  Such  permission will be  granted  only  after  adequate  proof is  furnished  by a  professional engineer  that such floor  loading  will not endanger  the  structure.  Business machines and mechanical equipment in the Premises shall be placed and maintained by  Tenant,  at  Tenant's  expense,  in such  manner as shall be  sufficient  in
Landlord's  judgment  to absorb  vibration  and noise and prevent  annoyance  or inconvenience to Landlord or any other tenants or occupants of the Building.

               (D)  Tenant  will  not at any  time  use or  occupy  the  Demised
Premises in violation of the  certificate of occupancy  (temporary or permanent)
issued for the Building or portion thereof of which the Demised  Premises form a part.  Landlord  shall deliver to Tenant a copy of the  certificate of occupancy for the  Building  within  two (2)  weeks of the date  Landlord  delivers  fully executed originals of this lease to Tenant.

               (E)  Except if  specifically  permitted  under  Section A of this
Article,  Tenant  shall  not use the  Demised  Premises  or permit  the  Demised
Premises to be used for a brokerage  office or other office  engaged in the sale of stocks, bonds, options or other securities.

               (F)  Tenant  agrees  that  the  value  of the  Premises  and  the reputation  of the Landlord  will be seriously  injured if the Premises are used for any  obscene or  pornographic  purposes  or if any  obscene or  pornographic material is permitted on the Premises.  Tenant  further  agrees that Tenant will not  permit  any of these  uses by  Tenant or a  sublessee  or  assignee  of the
Premises.  This Article 4(F) shall  directly bind any  successors in interest to
Tenant.  Tenant agrees that if at any time Tenant violates any of the provisions of this Article 4(F),  such violation  shall be deemed a breach of a substantial obligation of the terms of this lease and  objectionable  conduct.  Pornographic material  is  defined  for  purposes  of this  Article  4(F) as any  written  or pictorial  matter with prurient  appeal or any objects or  instruments  that are primarily  concerned with lewd in or prurient sexual activity.  Obscene material is defined here as it is in Penal Law Section 235.00.

                               LANDLORD ALTERATION

            5. Landlord, at its sole cost and expense (unless otherwise noted on either  the  Rental  Plan  annexed  hereto  as  Exhibit  1,  Schedule  "A",  the preliminary plans and/or the construction  drawings),  will perform the work and make the  installations,  as set forth in Schedule  "A"  annexed  hereto and the
Rental Plan  annexed  hereto as Exhibit 1, which work is  sometimes  hereinafter referred to as the "Landlord's Initial Construction". In the event that there is a conflict or inconsistency  between the provisions of this lease (including the
Exhibits  and  Schedules  annexed  hereto)  and the work set  forth on the final construction  documents  to be  prepared  by  Landlord  for  Landlord's  Initial
Construction  and approved by Landlord  and Tenant  after the date hereof,  such final construction documents shall be controlling.

                                       -4-

                                    SERVICES

            6. As long as this  Lease is in full  force  and  effect,  Landlord, during  the  hours of 9:00 A.M.  to 8:00 P.M.  on  weekdays  ("Working  Hours"), excluding  legal  holidays,  shall  furnish the Demised  Premises  with heat and air-conditioning  in the respective  seasons,  and provide the Demised  Premises with  electricity  for  lighting  and  usual  office  equipment  as set forth in
Schedule "C". Tenant,  with the consent of Landlord,  which consent shall not be unreasonably withheld, shall have the right to designate other hours, so long as the  total  hours  per  week  do not  exceed  fifty-five  (55),  subject  to the provisions  of Schedule  "C". At any hours other than the  aforementioned,  such services will be provided at Tenant's expense in accordance with Schedule "C".

                               LANDLORD'S REPAIRS

            7. Landlord, at its sole cost and expense, will make all the repairs to and provide the maintenance for the Demised Premises  (excluding painting and decorating)  and for all public  areas and  facilities  as set forth in Schedule
"B",  except  such  repairs  and  maintenance  as  may  be  necessitated  by the negligence,  improper care or use of such premises and facilities by Tenant, its agents,  employees,  licensees  or  invitees,  which will be made by Landlord at
Tenant's expense.

                                  WATER SUPPLY

            8.  Landlord,  at its sole cost and expense,  shall  furnish hot and cold or tempered water for lavatory, kitchenette and drinking purposes only.

                                  PARKING FIELD

            9.  Tenant  shall  have the right to use  thirty-four  (34)  parking spaces  (of which  spaces,  six (6) shall be  designated  as  reserved)  for the parking of automobiles of the Tenant, its employees and invitees, in the parking area designated for tenants of the Building  (hereinafter  sometimes referred to as  "Building  Parking  Area"),  subject  to the  Rules and  Regulations  now or hereafter  adopted  by  Landlord.  Tenant  shall not use nor  permit  any of its officers,  agents or employees  to use any parking  spaces in excess of Tenant's allotted number of spaces therein.

                                    DIRECTORY

            10.  Landlord  will  furnish  on  the  building  directory  listings requested by Tenant, not to exceed two (2) listings. Landlord will also furnish, on the directional  sign in the Building,  one (1) listing  requested by Tenant.
Such initial  listings  will be made at  Landlord's  expense and any  subsequent changes by Tenant shall be made at Tenant's  expense  (which  expense  shall not exceed Landlord's Building standard charge).  Landlord's  acceptance of any name for listing on the  directory or the  directional  sign will not be deemed,  nor will it substitute for,  Landlord's  consent,  as required by this lease, to any sublease, assignment or other occupancy of the Premises.

                                       -5-

                             TAXES AND OTHER CHARGES

            11.  (A) As used in and for the  purposes  of this  Article  11, the following definitions shall apply:

                     (i) "Taxes"  shall be the real estate  taxes,  assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific,  ordinary or extraordinary,  foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property.  If at any time  during the Term the method of taxation  prevailing  at the date hereof shall be altered so that there shall be levied,  assessed or imposed in lieu of, or as in  addition  to,  or as a  substitute  for,  the whole or any part of the taxes, levies,  impositions or charges now levied, assessed or imposed on all or any part of the Real Property (a) a tax, assessment,  levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or  otherwise,  or (b) a tax,  assessment,  levy,  imposition  or charge measured by or based in whole or in part upon all or any part of the Real
Property  and imposed on  Landlord,  or (c) a license  fee  measured by the rent payable by Tenant to Landlord, or (d) any other tax, levy, imposition, charge or license  fee  however  described  or  imposed;  then  all  such  taxes,  levies, impositions,  charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes.

                     (ii) "Base Year Taxes" shall be the taxes  actually due and payable with respect to 2000/2001 tax year.

                     (iii) "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

                     (iv)  "Real  Property"  shall be the land  upon  which  the
Building stands and any part or parts thereof  utilized for parking,  landscaped areas or otherwise  used in connection  with the Building,  and the Building and other improvements appurtenant thereto.

                 (B) The Tenant shall pay the Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually due and payable with respect to the Real Property in any Escalation Year shall be increased above the
Base Year Taxes,  then the Tenant shall pay to the Landlord,  as additional rent for such Escalation  Year, a sum equal to Tenant's  Proportionate  Share of said increase ("Tenant's Tax Payment" or "Tax Payment").

                 (C) Landlord  shall  render to Tenant a statement  containing a computation  of Tenant's Tax Payment  ("Landlord's  Statement").  Within fifteen
(15) days after the rendition of the Landlord's  Statement,  Tenant shall pay to
Landlord  the amount of  Tenant's  Tax  Payment.  On the first day of each month following  the  rendition  of each  Landlord's  Statement,  Tenant  shall pay to
Landlord,  on account of Tenant's next Tax Payment,  a sum equal to  one-twelfth
(1/12th) of Tenant's last Tax Payment due hereunder,  which sum shall be subject to adjustment for subsequent increases in Taxes.

                 (D) If during the Term Taxes are  required  to be paid as a tax escrow payment to a mortgagee,  then, at Landlord's  option, the installments of
Tenant's Tax Payment shall be

                                       -6-

correspondingly  accelerated  so that  Tenant's  Tax Payment or any  installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

                 (E) Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or body or with any governmental authority for the purpose of changing the Taxes.

                 (F)  Landlord's  failure to render a Landlord's  Statement with respect to any Escalation Year shall not prejudice  Landlord's right to render a
Landlord's  Statement  with respect to any  Escalation  Year.  The obligation of
Landlord  and Tenant  under the  provisions  of this Article with respect to any additional  rent for any  Escalation  Year shall  survive the  expiration or any sooner termination of the Demised Term.

                                TENANT'S REPAIRS

            12. Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof,  Landlord at the expense of Tenant, shall make as and when  needed as a result of misuse or neglect by Tenant or  Tenant's servants,  employees,  agents or licensees, all repairs in and about the Demised
Premises  necessary  to  preserve  them in good order and  condition.  Except as provided  in Article  24 hereof,  there  shall be no  allowance  to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience,  annoyance or injury to business arising from Landlord, Tenant or others making any repairs,  alterations,  additions or improvements in or to any portion  of the  Building  or of  Demised  Premises,  or in or to the  fixtures, appurtenances or equipment  thereof,  and no liability upon Landlord for failure
of  Landlord  or  others  to  make  any  repairs,   alterations,   additions  or
improvements in or to any portion of the Building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof.

                            FIXTURES & INSTALLATIONS

            13. All appurtenances,  fixtures, improvements,  additions and other property attached to or built into the Demised Premises,  whether by Landlord or
Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint  expense of  Landlord  and  Tenant,  shall be and remain the  property  of
Landlord  (except  for  purposes  of  sales  tax  which  shall  remain  Tenant's obligation).  All trade fixtures,  furniture,  furnishings and other articles of movable  personal  property  owned by Tenant and  located  within  the  Premises
(collectively,  "Tenant's  Property") may be removed from the Premises by Tenant at any time during the Term. Tenant, before so removing Tenant's Property, shall establish to Landlord's  satisfaction  that no structural  damage or change will result  from such  removal  and that  Tenant can and  promptly  will  repair and restore any damage  caused by such  removal  without cost or charge to Landlord.
Any such repair and removal shall itself be deemed an Alteration  (as defined in
Article 14 below)  within the purview of this lease.  Any Tenant's  Property for which  Landlord  shall have  granted any  allowance,  contribution  or credit to
Tenant shall, at Landlord's option, not be so removed.  All the outside walls of the Demised Premises

                                       -7-

including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building  facilities,  and the use  thereof,  as well as access  thereto  in and through  the  Demised  Premises  for  the  purpose  of  operation,  maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.

                                   ALTERATIONS

            14.   (A)   Tenant   shall   make   no   alterations,   decorations,
installations,  additions or improvements, except those installations, additions and improvements performed as part Landlord's Initial Construction  (hereinafter collectively referred to as "Alterations") in or to the Demised Premises. Tenant
may make written  request to Landlord  that certain  Alterations  be made to the
Demised Premises, but all such Alterations shall be performed, if at all, (i) in the sole and reasonable discretion of Landlord, (ii) by Landlord or its designee and (iii) at the sole cost and expense of Tenant. Any Alteration to be performed in, on or to the Demised  Premises shall be performed by Landlord (which term as used in  this  Article  14 (A)  shall  be  deemed  to  include  Landlord  and/or
Landlord's  contractor)  and Tenant shall pay Landlord for all costs and charges for such Alteration  (including,  without limitation,  the cost of any drawings, plans, layouts and/or  specifications  prepared by Landlord with respect to such
Alteration).   Notwithstanding  the  foregoing,  Tenant's  installation  of  its furniture shall not be deemed an Alteration, provided same is not required to be wired to the Building electric system.

                  (B) In the  event  that  Landlord,  in its sole  and  absolute discretion,  permits Tenant to perform specific  Alterations in lieu of Landlord or Landlord's contractor (the "Permitted Alterations"), the following provisions shall apply:

                      (i) All Permitted  Alterations done by Tenant shall at all times  comply  with (a) laws,  rules,  orders and  regulations  of  governmental authorities having  jurisdiction  thereof,  and (b) rules and regulations of the
Landlord attached as Schedule D.

                      (ii) With respect to all Permitted Alterations,  plans and specifications  prepared by and at the expense of Tenant  shall be  submitted to
Landlord  for its  prior  written  approval  in  accordance  with the  following requirements:

                         (a) With  respect to any  Permitted  Alterations  to be
performed  by Tenant  pursuant  to this lease,  Tenant  shall,  at its  expense,
furnish  Landlord  with  complete   architectural,   mechanical  and  electrical
construction  documents for work to be performed by Tenant,  including,  without
limitation,   architectural,   plumbing,  electrical,  mechanical  and  heating,
ventilating  and air  conditioning  plans  (the  "Tenant's  Plans").  All of the
Tenant's Plans shall: (x) be compatible with the Landlord's  building plans, (y)
comply with all applicable laws and the rules, regulations,

                                       -8-

requirements  and orders of any and all  governmental  agencies,  departments or bureaus having jurisdiction,  and (z) be fully detailed, including locations and complete dimensions;

                         (b)  Tenant's  Plans  shall be subject to  approval  by
Landlord;

                         (c)  Tenant  shall,  at  Tenant's  expense,  (x)  cause
Tenant's Plans to be filed with the  governmental  agencies having  jurisdiction thereover,  (y) obtain when  necessary all  governmental  permits,  licenses and authorizations required for the work to be done in connection therewith, and (z)
obtain all necessary  certificates  of occupancy,  both temporary and permanent.
Landlord  shall  execute  such  documents  as  may  be  reasonably  required  in connection with the foregoing and Landlord shall otherwise cooperate with Tenant in connection with obtaining the foregoing, but without any expense to Landlord.
Tenant shall make no amendments or additions to Tenant's Plans without the prior written consent of Landlord in each instance;

                         (d) No work shall  commence in the  Premises  until (x)
Tenant has procured all necessary  permits  therefor and has delivered copies of same to Landlord, (y) Tenant has procured a paid builder's risk insurance policy naming  Landlord  as an  additional  insured  and has  delivered  to  Landlord a certificate  of  insurance  evidencing  such  policy,  and  (z)  Tenant  or  its contractor has procured a workmen's  compensation  insurance policy covering the activities  of  all  persons  working  at the  Premises  naming  Landlord  as an additional  insured and has  delivered  to Landlord a  certificate  of insurance evidencing such policy;

                         (e) Tenant may use any  licensed  architect or engineer
to prepare its plans and to file for permits. However, all such plans and permit applications  shall be subject to review,  revision  and approval by Landlord or its architect;

                         (f) Tenant,  at its expense,  shall perform all work in
connection  with all Permitted  Alterations,  in accordance with Tenant's Plans, and such work shall be subject to  Landlord's  supervisory  fee charge of 10% of the cost thereof.  Notwithstanding the foregoing,  the performance of Landlord's
Initial  Construction shall not be subject to such supervisory fee. In receiving such  fee,  Landlord  assumes  no  responsibility  for  the  quality  or  manner
(including,  without limitation,  the means, methods and/or techniques) in which such work has been performed; and

                         (g) Tenant agrees that it will not,  either directly or
indirectly, use any contractors and/or labor and/or materials if the use of such contractors  and/or labor and/or  materials  would or will create any difficulty with other  contractors  and/or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof.

                   (iii) Tenant's Permitted  Alterations shall be subject to the following additional  conditions:  (a) the Permitted Alterations will not result in a  violation  of, or  require  a change  in,  any  Certificate  of  Occupancy applicable  to the  Premises  or  the  Building;  (b)  the  outside  appearance, character  or use of the  Building  shall  not be  affected;  (c) no part of the
Building outside

                                       -9-

of the Premises shall be physically affected;  (d) the proper functioning of any air-conditioning, elevator, plumbing, electrical, sanitary, mechanical and other service or utility system of the Building shall not be affected.

                   (iv)  Tenant  shall  defend,   indemnify  and  save  harmless
Landlord against any and all mechanics' and other liens filed in connection with its Permitted Alterations, repairs or installations,  including the liens of any conditional  sales of, or chattel  mortgages  upon, any  materials,  fixtures or articles so installed in and  constituting  part of the Premises and against any loss, cost, liability,  claim, damage and expense,  including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel  mortgage  or any action or  proceeding  brought  thereon.  As a condition  precedent to Landlord's  consent to the making by Tenant of Permitted
Alterations,  Tenant  agrees to obtain and  deliver  to  Landlord,  written  and unconditional waivers of mechanics' liens for all work, labor and services to be
performed   and  materials  to  be   furnished,   signed  by  all   contractors,
subcontractors, materialmen and laborers to become involved in such work.

                   (v) Tenant, at its expense, shall procure the satisfaction or discharge of all such liens  within  thirty (30) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within the aforesaid period,  then, in addition to any other right or remedy,  Landlord  may, but shall not be  obligated  to,  discharge  the same either by paying the amount  claimed to be due or by procuring  the discharge of such lien by deposit or by bonding  proceedings,  and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the  foreclosure  of such lien by the  lienor  and to pay the  amount of the judgment in favor of the lienor with interest, costs and allowances.  Any amount so paid by  Landlord,  and all  costs  and  expenses  incurred  by  Landlord  in connection  therewith,  together  with  interest  thereon  at the  maximum  rate permitted by law from the respective dates of Landlord's  making of the payments or incurring of the cost and expense, shall constitute additional rent and shall be paid on demand.

                   (vi)  Nothing in this lease  contained  shall be construed in any way as  constituting  the  consent  or  request of  Landlord,  expressed  or implied,  to any  contractor,  subcontractor,  laborer  or  materialman  for the performance of any labor or the furnishing of any material for any  improvement, alteration  or repair of the  Premises,  nor as giving any right or authority to contract for the  rendering of any services or the  furnishing  of any materials that would give rise to the filing of any mechanics' liens against the Premises.

               (C)  Tenant  shall  not be  permitted  to  make,  or to  engage a contractor  or  artist to make,  any  Alterations,  decorations,  installations, additions or other improvements  ("Visual Alteration") which may be considered a work of visual art of any kind,  and/or which might fall within the  protections of the Visual Artists Rights Act of 1990 ("VARA") unless:

                                      -10-

                      (i) Tenant obtains, from each artist and/or contractor who will be  involved  in said  Visual  Alteration,  valid  written  waivers of such artist's and/or  contractor's  rights under VARA in form and content  reasonably acceptable to Landlord; and

                      (ii)  Landlord  consents  to  such  Visual  Alteration  in writing.

            In the event that a claim is brought  under VARA with respect to any
Visual  Alteration  performed  in or about the  Building by or at the request of
Tenant or Tenant's agents or employees, Tenant shall indemnify and hold harmless
Landlord  against and from any and all such claims.  If any action or proceeding shall be brought  against  Landlord by reason of such claim  under VARA,  Tenant agrees  that  Tenant,  at its  expense,  will  resist and defend  such action or proceeding and will employ counsel  satisfactory  to Landlord  therefor.  Tenant shall also pay any and all  damages  sustained  by  Landlord as a result of such claim, including,  without limitation,  attorney's fees and the cost to Landlord of complying with VARA protections  (which shall include damages  sustained as a result of Landlord's  inability to remove Visual Alterations from the Premises).
Failure of Tenant to strictly  comply with the  provisions of this Article 14(C)
shall be deemed a default  under this lease,  and Landlord  shall be entitled to pursue all appropriate remedies provided herein, as well as at law or in equity.
The  provisions  of this Article 14 (C) shall  survive the  expiration or sooner termination of this lease.

                               REQUIREMENTS OF LAW

            15. (A) Tenant, at Tenant's sole cost and expense, shall comply with all statutes,  laws,  ordinances,  orders,  regulations  and notices of Federal,
State, County and Municipal  authorities,  and with all directions,  pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant with respect to the Demised  Premises or the use or occupation  thereof,  except that Tenant shall not be required to make any structural alterations in order so to comply unless such alterations shall be necessitated or occasioned,  in whole or in part,  by the acts,  omissions,  or  negligence  of  Tenant or any  person
claiming  through  or  under  Tenant  or  any  of  their  servants,   employees,
contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised  Premises by Tenant,  or any such person,  in which case such  structural  alterations  shall be made by  Landlord at Tenant's sole cost and expense.

                (B) The  parties  acknowledge  that there are  certain  Federal,
State  and  local  laws,  regulations  and  guidelines  now in  effect  and that additional laws,  regulations and guidelines may hereafter be enacted,  relating to or affecting the Premises,  the Building,  and the land of which the Premises and the  Building may be a part,  concerning  the impact on the  environment  of construction,  land use, the  maintenance  and operation of  structures  and the conduct of business.  Tenant will not cause, or permit to be caused,  any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit  anything to be done that would violate any of said laws, regulations,  or guidelines.  Any violation of this covenant shall be an event of default under this lease.

                                      -11-

                (C) Tenant  shall keep or cause the  Premises to be kept free of
Hazardous  Materials  (hereinafter  defined).  Without  limiting the  foregoing,
Tenant  shall  not  cause  or  permit  the  Premises  to be  used  to  generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or  process  Hazardous  Materials,  except  in  compliance  with all  applicable
Federal, State and Local laws or regulations,  nor shall Tenant cause or permit, as a result of any intentional or  unintentional  act or omission on the part of
Tenant or any person or entity claiming  through or under Tenant or any of their employees,  contractors,  agents, visitors or licensees (collectively,  "Related
Parties"),  a release of Hazardous Materials onto the Premises or onto any other property.  Tenant shall comply with and ensure compliance by all Related Parties with all  applicable  Federal,  State  and  Local  laws,  ordinances,  rules and regulations,  whenever  and by whomever  triggered,  and shall obtain and comply with,  and ensure that all Related  Parties  obtain and comply with, any and all approvals,  registrations  or  permits  required  thereunder.  With  respect  to
Hazardous Materials for which Tenant is responsible hereunder,  Tenant shall (i)
conduct and complete all investigations,  studies,  samplings,  and testing, and all  remedial  removal and other  actions  necessary to clean up and remove such
Hazardous Materials,  on, from, or affecting the Premises (a) in accordance with all applicable Federal,  State and Local laws, ordinances,  rules,  regulations, policies,  orders and directives,  and (b) to the satisfaction of Landlord,  and
(ii) defend,  indemnify,  and hold harmless  Landlord,  its  employees,  agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities,  settlements,  damages,  costs,  or expenses  of  whatever  kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence,  disposal,  release, or threatened release of such
Hazardous   Materials  which  are  on,  from,  or  affecting  the  soil,  water, vegetation,  buildings,  personal property,  persons, animals, or otherwise; (b)
any  personal  injury  (including  wrongful  death) or property  damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened,  settlement reached, or government order relating to such
Hazardous  Materials;  and/or (d) any  violation of laws,  orders,  regulations,
requirements,   or  demands  of  government  authorities,  or  any  policies  or requirements  of  Landlord  which are based  upon or in any way  related to such
Hazardous  Materials,  including,  without  limitation,  attorney and consultant fees,  investigation and laboratory fees, court costs, and litigation  expenses.
In the event this lease is terminated,  or Tenant is dispossessed,  Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Premises shall conform with all applicable Federal,  State and Local laws,  ordinances,  rules or regulations  affecting the Premises.  For purposes of this paragraph,  "Hazardous Materials" includes, without limitation, any flammable explosives,  radioactive materials, hazardous materials, hazardous wastes,  hazardous  or toxic  substances,  or related  materials  defined in the
Comprehensive Environmental Response,  Compensation,  and Liability Act of 1980,
as  amended  (42  U.S.C.  Sections  9601,  et  seq.),  the  Hazardous  Materials
Transportation  Act, as amended (49 U.S.C.  Sections 1801 et seq.), the Resource
Conservation  and Recovery Act, as amended (42 U.S.C.  Sections  9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any  other  Federal,  State or Local  environmental  law,  ordinance,  rule,  or regulation.

                (D) Landlord  hereby  represents and warrants to Tenant that, to the  best of  Landlord's  knowledge,  as of the  date  hereof,  there  exist  no
Hazardous  Materials in or upon the Demised  Premises or the common areas of the
Building in violation of applicable law. In the event

                                      -12-

of a breach  of the  foregoing  representation  and  warranty,  Landlord  hereby covenants to remove or encapsulate any such Hazardous  Materials,  in the manner required by applicable law.

                                   END OF TERM

            16. (A) Upon the expiration or other termination of the Term of this lease,  Tenant  shall,  at its own expense,  quit and  surrender to Landlord the
Demised Premises, broom clean, in good order and condition,  ordinary wear, tear and damage by fire or other insured casualty  excepted,  and Tenant shall remove all of its  personal  property  and shall pay to Landlord the cost to repair all damage to the Demised Premises or the Building  occasioned by such removal.  All
fixtures,  and  all  paneling,   partitions,   railings,   staircases  and  like
installations,  installed in the Demised Premises at any time,  either by Tenant or by Landlord on Tenant's  behalf,  shall  become the  property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord elects to have such installations  (other than painting and carpeting) removed at Tenant's expense,  in which  event,  the same shall be removed and the  Demised  Premises returned to its original  condition  prior to expiration of the Term hereof,  at
Tenant's expense.  Notwithstanding  the foregoing,  in the event Tenant requests that Landlord notify Tenant whether a particular Alteration must be removed upon the  expiration or sooner  termination  of this lease,  Landlord shall so notify
Tenant  simultaneously with Landlord's consent thereto. Any property not removed from the  Premises  shall be deemed  abandoned  by Tenant and may be retained by
Landlord,  as its property,  or disposed of in any manner deemed  appropriate by the Landlord.  Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand.  Tenant  expressly waives,  for itself and for any person  claiming  through or under  Tenant,  any rights which Tenant or any such person may have under the  provisions of Section
2201 of the New York Civil  Practice Law and Rules and of any  successor  law of like import then in force, in connection with any holdover or summary proceeding which  Landlord  may  institute  to enforce  the  foregoing  provisions  of this
Article.  Tenant's  obligation to observe or perform this covenant shall survive the expiration or other  termination of the Term of this lease.  If the last day of the Term of this  lease or any  renewal  hereof  falls on  Sunday  or a legal holiday,  this lease shall  expire on the business  day  immediately  preceding.
Tenant's  obligations under this Article 16 shall survive the Expiration Date or sooner termination of this lease.

                (B) In the  event  of any  holding  over  by  Tenant  after  the expiration or termination of this lease without the consent of Landlord,  Tenant shall:

                   (i) pay as  holdover  rental for each  month of the  holdover tenancy an amount  equal to the greater of (a) the fair market  rental  value of the Premises for such month (as  reasonably  determined  by Landlord) or (b) one hundred and  seventy-five  x(475%) percent of the Rent payable by Tenant for the third  month  prior  to the  Expiration  Date of the  term of  this  lease,  and otherwise observe,  fulfill and perform all of its obligations under this lease, including but not limited to, those pertaining to additional rent, in accordance with its terms;

                                      -13-

                   (ii) be liable to Landlord for any payment or rent concession which  Landlord  may be  required  to make to any tenant in order to induce such tenant not to  terminate  an executed  lease  covering all or any portion of the
Premises by reason of the holdover over by Tenant; and

                   (iii) be liable  to  Landlord  for any  damages  suffered  by
Landlord as the result of Tenant's failure to surrender the Premises.

            No holding over by Tenant after the Term shall operate to extend the
Term.

            The holdover,  with respect to all or any part of the Premises, of a person deriving an interest in the Premises from or through  Tenant,  including, but not  limited to, an  assignee  or  subtenant,  shall be deemed a holdover by
Tenant.

            Notwithstanding  anything in this Article contained to the contrary, the  acceptance  of any Rent paid by Tenant  pursuant to this  Paragraph  16(B), shall not  preclude  Landlord  from  commencing  and  prosecuting  a holdover or eviction action or proceeding or any action or proceeding in the nature thereof.
The preceding sentence shall be deemed to be an "agreement  expressly  providing otherwise"  within the meaning of Section  232-c of the Real Property Law of the
State of New York and any successor law of like import.

                                 QUIET ENJOYMENT

            17.  Landlord  covenants  and agrees  with  Tenant  that upon Tenant paying the Rent and additional  rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and  performed,  Tenant may  peaceably and quietly  enjoy the Demised  Premises  during the Term of this lease  without  hindrance  or  molestation  by  anyone  claiming  by or  through
Landlord, subject,  nevertheless, to the terms, covenants and conditions of this lease including, but not limited to, Article 22.

                                      SIGNS

            18.  Tenant  shall not place any signs or lettering of any nature on or in any window or on the  exterior  of the  Building or  elsewhere  within the
Demised Premises such as will be visible from the street. Tenant shall not place any sign or  lettering  in the  public  corridors  or on the doors  (except  for
Landlord's  standard  name  plaque).  Tenant  shall  have the  right to  install
Tenant's  logo on the angled  wall  inside the main  entrance  to the  Premises, subject to Landlord's approval as to form and content,  which approval shall not be unreasonably withheld or delayed).

                              RULES AND REGULATIONS

            19. Tenant and Tenant's agents,  employees,  visitors, and licensees shall faithfully observe and comply with, and shall not permit violation of, the
Rules and Regulations set forth on Schedule

                                      -14-

D annexed hereto and made part hereof,  and with such further  reasonable  Rules and  Regulations as Landlord at any time may make and  communicate in writing to
Tenant which,  in Landlord's  judgment,  shall be necessary for the  reputation, safety,  care and appearance of the Building and the land allocated to it or the preservation  of good order  therein,  or the  operation or  maintenance  of the
Building,  and such land,  its  equipment,  or the more useful  occupancy or the comfort of the tenants or others in the Building.  Landlord  shall not be liable to Tenant for the violation of any of said Rules and Regulations,  or the breach of any covenant or condition, in any lease by any other tenant in the Building.

                            RIGHT TO SUBLET OR ASSIGN

            20. (A)  Tenant  covenants  that it shall not assign  this lease nor sublet  the  Demised  Premises  or  any  part  thereof  by  operation  of law or otherwise, including, without limitation, an assignment or subletting as defined in (D) below,  without the prior  written  consent of Landlord in each  instance
(which  consent shall not be  unreasonably  withheld or delayed),  except on the conditions  hereinafter stated.  Tenant may assign this lease or sublet all or a portion of the Demised  Premises with Landlord's  written consent (which consent shall not be unreasonably withheld or delayed), provided:

                (i) That such  assignment  or  sublease is for a use which is in compliance  with this lease and the then  existing  zoning  regulations  and the
Certificate of Occupancy;

                (ii) That, at the time of such  assignment or subletting,  there is no default,  beyond any notice and grace period  provided herein for the cure thereof, under the terms of this lease on the Tenant's part;

                (iii) That, in the event of an  assignment,  the assignee  shall assume in writing the  performance  of all of the terms and  obligations  of the within lease;

                (iv) That a duplicate  original of said  assignment  or sublease shall be delivered by certified  mail to the Landlord at the address  herein set forth  within  ten (10) days from the said  assignment  or  sublease  and within ninety (90) days of the date that Tenant first advises  Landlord of the name and address  of  the  proposed  subtenant  or  assignee,  as  required  pursuant  to subparagraph (B) hereof;

                (v) Such assignment or subletting  shall not,  however,  release the within Tenant or any successor  tenant or any guarantor from their liability for the full and faithful performance of all of the terms and conditions of this lease;

                (vi) If this lease be  assigned,  or if the Demised  Premises or any part thereof be underlet or occupied by anybody other than Tenant,  Landlord may after  default by Tenant  collect  rent from the  assignee,  undertenant  or occupant, and apply the net amount collected to the rent herein reserved; and

                                      -15-

                (vii) That, in the event Tenant shall request Landlord's consent to a proposed  assignment of this lease or proposed sublease of all or a portion of  the  Demised  Premises,  Tenant  shall  pay or  reimburse  to  Landlord  the reasonable attorney fees incurred by Landlord in processing such request.

            (B)  Notwithstanding  anything  contained  in this Article 20 to the contrary,  no assignment or  underletting,  except an assignment or underletting made pursuant to the provisions of Article 20(C) below,  shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any  calendar  month during the Term hereof and to vacate and  surrender  the
Demised  Premises to  Landlord on the date fixed in the notice  served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this lease,  Tenant shall advise the Landlord,  in writing,  of the name and address of the proposed  assignee or subtenant,  a reasonably  detailed statement  of the  proposed  subtenant/assignee's  business  (which must be of a character and use  consistent  with other tenants in the  Building),  reasonably detailed financial references,  and all the terms, covenants,  and conditions of the proposed sublease or assignment.

            (C) Tenant may,  without the consent of Landlord,  assign this lease to an  affiliated  (i.e.,  a  corporation  20% or more of whose capital stock is owned by the same  stockholders  owning 20% or more of Tenant's  capital stock), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all or substantially  all of its assets or stock or with which it may be consolidated or merged (herein referred to as a "Tenant Affiliate"), provided such  purchasing,  consolidated,  merged,  affiliated or subsidiary  corporation shall, in writing,  assume and agree to perform all of the obligations of Tenant under  this  lease  and it shall  deliver  such  assumption  with a copy of such assignment to Landlord  within ten (10) days  thereafter,  and provided  further than Tenant shall not be released or discharged  from any  liability  under this lease by reason of such assignment.

            (D) For  purposes of this Article 20, (i) the transfer of a majority of the issued and  outstanding  capital stock of any corporate  tenant,  or of a corporate subtenant,  or the transfer of a majority of the total interest in any partnership  tenant or  subtenant,  however  accomplished,  whether  in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease,  or of such sublease,  as the case may be; (ii) any person or legal  representative  of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise,  shall be bound by the provisions of this Article 20; and (iii) a modification or amendment of a sublease shall be deemed a sublease.

            (E) Whenever Tenant shall claim under this Article or any other part of this lease that Landlord has unreasonably  withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged  withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain  specific  performance  or injunction but in no event with recovery of damages.  Tenant  shall have the right,  in the event  Landlord has withheld its consent  to an  assignment  or  subletting,  to elect to submit  its claim  that
Landlord has unreasonably withheld or delayed its

                                      -16-

consent  to a  sublease  or  assignment  in  violation  of the  terms  hereof to expedited  arbitration.  Such  arbitration  will be  governed by the laws of the
State of New York  and,  when not in  conflict  with such  law,  by the  general procedures'in  the  commercial  arbitration  rules of the  American  Arbitration
Association.  The  arbitrator  shall be  limited to  deciding  the sole issue of whether Landlord has unreasonably withheld or delayed its consent to the subject assignment  or subletting  and in no event shall the  arbitrator be empowered to award Tenant damages.

            (F) Tenant  shall not  mortgage,  pledge,  hypothecate  or otherwise encumber its interest under this lease without Landlord's prior written consent.

            (G)  Notwithstanding  anything  contained  in this Article 20 to the contrary, no assignment or underletting shall be made by Tenant to any brokerage firm.

            (H) Without affecting any of its other obligations under this lease, except with respect to any  permitted  assignment  or  subletting  under Article
20(C) hereof,  Tenant will pay Landlord as additional  rent one half of any sums or other  economic  consideration,  which (i) are due and payable to Tenant as a result of any permitted  assignment or subletting  whether or not referred to as rentals  under  the  assignment  or  sublease  (after  deducting  therefrom  the reasonable  costs  and  expenses  incurred  by  Tenant  in  connection  with the assignment  or  subletting  in  question  provided  such costs were  approved by
Landlord when it approved the assignment or sublease);  and (ii) exceed in total the sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such assignment or sublease), it being the express intention of the parties that
Landlord and Tenant shall share equally in any profit by reason of such sublease or assignment. The failure or inability of the assignee or subtenant to pay rent pursuant  to the  assignment  or  sublease  will  not  relieve  Tenant  from its obligations  to Landlord  under this  Article  20(H).  Tenant will not amend the assignment  or sublease  in such a way as to reduce or delay  payment of amounts which are provided in the assignment or sublease approved by Landlord.

            (I)  Landlord  agrees that it shall not  unreasonably  withhold  its consent to a  subletting  or  assignment  in  accordance  with the terms of this
Article 20. In determining reasonableness, there shall be taken into account the character  and  reputation of the proposed  subtenant or assignee,  the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other  tenancies in the  building;  the  financial  standing of the proposed subtenant or assignee;  and the impact of all of the foregoing upon the
Building and the other tenants of Landlord therein. Landlord shall not be deemed to have  unreasonably  withheld  its  consent  if it  refuses  to  consent  to a subletting or assignment to an existing tenant in any building which is owned by
Landlord or its  affiliate  or to a proposed  subtenant  or  assignee  with whom
Landlord is negotiating a lease or if at the time of Tenant's request, Tenant is in default,  beyond  applicable grace and notice periods provided herein for the cure thereof, of any of the terms,  covenants and conditions of this lease to be performed by Tenant. At least thirty (30) days prior to any proposed  subletting or assignment,  Tenant shall submit to Landlord a written notice of the proposed subletting or  assignment,  which notice shall contain or be  accompanied by the following information:

                                      -17-

            (i) the name and address of the proposed subtenant or assignee;

            (ii) the  nature  and  character  of the  business  of the  proposed subtenant or assignee and its proposed use of the premises to be demised;

            (iii) the most recent  three (3) years of balance  sheets and profit and loss  statements  of the proposed  subtenant or assignee or other  financial information satisfactory to Landlord; and

            (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease (which  agreement  need not be forwarded in executed  form).
Without  limiting  the right of Landlord to withhold its consent to any proposed assignment  of this lease or  subletting  of all or any  portion of the  Demised
Premises, Tenant specifically acknowledges and agrees that it and anyone holding through  Tenant  shall not  sublet or assign all or any  portion of the  Demised
Premises to any  subtenant  or assignee  who will use the Demised  Premises or a portion  thereof for any of the following  designated uses nor for any other use which is substantially similar to any one of the following designated uses:

            (i) federal,  state or local  governmental  division,  department or agency which  generates  heavy public traffic,  including,  without  limitation, court,  social security  offices,  labor  department  office,  drug  enforcement agency, motor vehicle agency, postal service, military recruitment office;

            (ii) union or labor organization;

            (iii)  office  for  the  practice  of  medicine,  dentistry  or  the rendering of other health related services;

            (iv) chemical or pharmaceutical company, provided, however, that the subletting  or assignment to such a company which will use the premises only for executive, general and sales offices and waive the right to conduct any research and development shall not be prohibited;

            (v)  insurance  claims  office,   including,  but  not  limited  to,
unemployment insurance or worker's compensation insurance; or

            (vi) brokerage firm.

                          LANDLORD'S ACCESS TO PREMISES

            21. (A) Landlord or Landlord's  agents shall have the right to enter and/or pass through the Demised  Premises at all reasonable  times on reasonable notice, except in an emergency,  to examine the same, and to show them to ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs,  improvements  or additions as Landlord may deem necessary or desirable,  and  Landlord  shall be allowed to take all  material  into and upon and/or through said Demised Premises that may be required  therefor.  During the twelve (12) months prior

                                      -18-

to the expiration of the Term of this lease,  or any renewal term,  Landlord may exhibit  the  Demised  Premises  to  prospective  tenants or  purchasers  at all reasonable hours and without unreasonably interfering with Tenant's business. If
Tenant  shall not be  personally  present  to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible,  Landlord or Landlord's  agents may enter the same by a master key, or forcibly, without rendering Landlord or such agent liable therefor (if during such entry  Landlord  or  Landlord's  agents  shall  accord  reasonable  care to
Tenant's property).

                (B) Landlord  shall also have the right,  at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and  corridors,  elevators,  stairs,  toilets,  or  other  public  parts  of the
Building,  provided,  however,  that  Landlord  shall  make  no  change  in  the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the Demised  Premises.  Landlord shall also have the right,  at any time,  to  name  the  Building,  including,  but  not  limited  to,  the  use of appropriate signs and/or lettering on any or all entrances to the Building,  and to change the name,  number or  designation  by which the  Building  is commonly known.

                (C) Neither  this lease nor any use by Tenant  shall give Tenant any right or easement to the use of any door or passage or concourse  connecting with any other building or to any public conveniences, and the use of such doors and passages and  concourse  and of such  conveniences  may be regulated  and/or discontinued  at any time and from time to time by  Landlord  without  notice to
Tenant.

                (D) The exercise by Landlord or its agents of any right reserved to Landlord  in this  Article  shall not  constitute  an actual or  constructive eviction,  in whole or in part, or entitle Tenant to any abatement or diminution of rent,  or relieve  Tenant from any of its  obligations  under this lease,  or impose any liability upon Landlord,  or its agents, or upon any lessor under any ground or underlying  lease, by reason of  inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                  SUBORDINATION

            22. (A) This lease and all rights of Tenant hereunder are, and shall be,  subject  and  subordinate  in all  respects  to all  ground  leases  and/or underlying  leases and to all mortgages and building loan  agreements  which may now or hereafter be placed on or affect such leases  and/or the Real Property of which  the  Demised  Premises  form a part,  or any part or  parts of such  Real
Property, and/or Landlord's interest or estate therein, and to each advance made and/or  hereafter  to be made  under any such  mortgages,  and to all  renewals, modifications,  consolidations,  replacements  and  extensions  thereof  and all substitutions  therefor.  This Section A shall be self-operative  and no further
instrument  of  subordination  shall  be  required.   In  confirmation  of  such
subordination,  Tenant shall execute and deliver  promptly any certificate  that
Landlord  and/or any mortgagee  and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request.

                                      -19-

                (B) Without  limitation of any of the  provisions of this lease, in the event that any  mortgagee or its assigns shall succeed to the interest of
Landlord or of any  successor-Landlord  and/or shall have become  lessee under a new ground or  underlying  lease,  then, at the option of such  mortgagee,  this lease shall nevertheless  continue in full force and effect and Tenant shall and does hereby  agree to attorn to such  mortgagee  or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

                (C) Tenant  shall,  at any time and from time to time,  upon not less than five (5) days  prior  notice by  Landlord,  execute,  acknowledge  and deliver  to  Landlord  a  statement  in  writing  certifying  that this lease is unmodified  and in full force and  effect (or if there have been  modifications, that  the  same  is in full  force  and  effect  as  modified  and  stating  the modification) and the dates to which the Rent, additional rent and other charges have  been paid in  advance,  if any,  and  stating  whether  or not to the best knowledge  of  the  signer  of  such  certificate  Landlord  is  in  default  in performance of any covenant,  agreement,  term, provision or condition contained in this lease,  and if so,  specifying each such default of which the signer may have  knowledge,  it being intended that any such statement  delivered  pursuant hereto may be relied upon by any  prospective  purchaser  or lessee of said real property  or any  interest  or estate  therein,  any  mortgagee  or  prospective mortgagee thereof, or any prospective  assignee of any mortgage thereof.  If, in connection  with obtaining  financing for the Building and the land allocated to it, a banking,  insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing,  Tenant will not unreasonably  withhold,  delay or defer its consent  thereof,  provided that such  modifications  do not increase the obligations of Tenant hereunder or materially  adversely  affect the  leasehold  interest  hereby  created.  If, in
connection  with  such  financing,   such  institutional  lender  shall  require
financial audited  information on the Tenant,  Tenant shall promptly comply with such request.

                (D) The  Tenant  covenants  and  agrees  that if by  reason of a default under any underlying  lease (including an underlying lease through which the Landlord  derives its leasehold  estate in the  premises),  such  underlying lease and the leasehold estate of the Landlord in the premises demised hereby is terminated,  providing  notice  has  been  given  to the  Tenant  and  leasehold mortgagee,  the  Tenant  will  attorn  to the then  holder  of the  reversionary interest in the premises demised by this lease or to anyone who shall succeed to the interest of the Landlord or to the lessee of a new underlying  lease entered into pursuant to the  provisions of such  underlying  lease,  and will recognize such  holder  and/or  such lessee as the  Tenant's  landlord of this lease.  The
Tenant  agrees to execute and deliver,  at any time and from time to time,  upon the request of the  Landlord or of the lessor under any such  underlying  lease,
any  instrument   which  may  be  necessary  or  appropriate  to  evidence  such attornment.  The Tenant  further  waives the provision of any statute or rule of law now or  hereafter in effect which may give or purport to give the Tenant any right of election to  terminate  this lease or to  surrender  possession  of the premises  hereby in the event any  proceeding is brought by the lessor under any underlying  lease to  terminate  the same,  and agrees that unless and until any such lessor,  in connection with any such  proceeding,  shall elect to terminate this  lease and the  rights of the Tenant  hereunder,  this  lease  shall not be affected in any way whatsoever by any such proceeding.

                                      -20-

                       PROPERTY LOSS, DAMAGE REIMBURSEMENT

            23. (A)  Landlord or its agents  shall not be liable for any damages to property of Tenant or of others  entrusted to employees of the Building,  nor for the loss of or damage  to any  property  of  Tenant  by theft or  otherwise.
Landlord  or its agents  shall not be liable for any injury or damage to persons or  property  resulting  from fire,  explosion,  falling  plaster,  steam,  gas, electricity,  electrical disturbance, water, rain or snow or leaks from any part of the  Building or from the pipes,  appliances  or  plumbing  works or from the roof,  street or  subsurface  or from any other  place or by  dampness or by any other cause of whatsoever  nature,  unless caused by or due to the negligence of
Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasipublic work;
nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. If at any time any windows of the Demised Premises are temporarily closed or darkened  incident  to or for the  purpose of  repairs,  replacements, maintenance  and/or  cleaning  in, on, to or about the  Building  or any part or parts  thereof,  Landlord  shall not be liable for any damage Tenant may sustain thereby  and Tenant  shall not be  entitled  to any  compensation  therefor  nor abatement  of rent  nor  shall  the same  release  Tenant  from its  obligations hereunder nor  constitute  an eviction.  Tenant shall  reimburse and  compensate
Landlord as additional rent for all expenditures (including, without limitation, reasonable  attorneys'  fees) made by, or damages or fines sustained or incurred by, Landlord due to non-performance or non-compliance  with or breach or failure to observe any term,  covenant or condition of this lease upon  Tenant's part to be kept,  observed,  performed or complied  with.  Tenant  shall give  immediate notice to Landlord in case of fire or  accidents  in the Demised  Premises or in the Building or of defects therein or in any fixtures or equipment.

                               TENANT'S INDEMNITY

                (B) Tenant shall  indemnify and save harmless  Landlord  against and from any and all  claims by or on behalf of any person or  persons,  firm or firms, corporation or corporations (including Landlord) arising from the conduct or management of or from any work or other thing  whatsoever done (other than by
Landlord or its  contractors or the agents or employees of either) in and on the
Demised  Premises  during any period of occupancy by Tenant  including,  without limitation,  the Term of this lease and during the period of time, if any, prior to the specified commencement date that Tenant may have been given access to the
Demised  Premises  for the  purpose of making  installations,  and will  further indemnify  and save  harmless  Landlord  against  and from any and all claims or losses arising from any condition of the Demised Premises or Tenant's  occupancy thereof due to or arising from any act or omissions or  negligence  of Tenant or any of its agents, contractors,  servants, employees,  licensees or invitees and against and from all costs,  expenses,  and  liabilities  incurred in connection with any such claim or loss or action or proceeding  brought thereon  (including reasonable  attorney  fees and costs); and in case any action or  proceeding be brought  against  Landlord  by reason of any such  claim or loss,  Tenant,  upon notice from Landlord,  agrees that Tenant, at Tenant's  expense,  will resist or defend such action or proceeding  and will employ  counsel  therefor  reasonably satisfactory to Landlord.

                                      -21-

                      DESTRUCTION - FIRE OR OTHER CASUALTY

            24. (A) If the Premises or any part thereof shall be damaged by fire or other casualty and Tenant gives prompt notice  thereof to Landlord,  Landlord shall proceed with  reasonable  diligence to repair or cause to be repaired such damage. The Rent shall be abated to the extent that the Premises shall have been rendered  untenantable,  such  abatement  to be from the date of such  damage or destruction to the date the Premises shall be substantially repaired or rebuilt, in  proportion  which  the  area  of  the  part  of  the  Premises  so  rendered untenantable bears to the total area of the Premises.

                (B) If the Premises shall be totally  damaged or rendered wholly untenantable  by fire or other  casualty,  and Landlord has not terminated  this lease  pursuant to  Subsection  (C) and Landlord has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within twelve (12) months from the date of such damage or destruction,  and such additional  time after  such date (but in no event to exceed six (6)  months) as shall equal the aggregate  period  Landlord may have been delayed in doing so by unavoidable  delays or  adjustment  of  insurance,  Tenant  may serve  notice on
Landlord of its  intention to terminate  this lease,  and, if within thirty (30)
days  thereafter  Landlord  shall not have  completed the making of the required repairs and restored and rebuilt the Premises, this lease shall terminate on the expiration of such thirty (30) day period as if such  termination  date were the
Expiration  Date,  and the Rent and  additional  rent shall be apportioned as of such date and any  prepaid  portion of Rent and  additional  rent for any period after such date shall be refunded by Landlord to Tenant.

                (C) If the Premises shall be totally  damaged or rendered wholly untenantable by fire or other casualty or if the Building shall be so damaged by fire or other  casualty that  substantial  alteration or  reconstruction  of the
Building shall, in Landlord's  opinion, be required (whether or not the Premises shall  have been  damaged  by such fire or other  casualty),  hen in any of such events Landlord may, at its option, terminate this lease and the Term and estate hereby  granted,  by giving Tenant  thirty (30) days notice of such  termination within  ninety (90) days after the date of such  damage.  In the event that such notice of termination  shall be given, this lease and the Term and estate hereby granted,  shall  terminate as of the date provided in such notice of termination
(whether or not the Term shall have  commenced)  with the same effect as if that were the Expiration  Date, and the Rent and additional rent shall be apportioned as of such  date or  sooner  termination  and any  prepaid  portion  of Rent and additional  rent for any period after such date shall be refunded by Landlord to
Tenant.

                (D)  Landlord  shall  not be  liable  for any  inconvenience  or annoyance  to Tenant or injury to the  business of Tenant  resulting  in any way from such damage by fire or other casualty or the repair thereof.  Landlord will not carry insurance of any kind on Tenant's property,  and Landlord shall not be obligated to repair any damage thereto or replace the same.

                (E)  This  lease  shall  be  considered  an  express   agreement
governing  any case of  damage to or  destruction  of the  Building  or any part thereof by fire or other casualty, and Section 227

                                      -22-

of the  Real  Property  Law of  the  State  of New  York  providing  for  such a contingency in the absence of such express agreement,  and any other law of like import now or hereafter enacted, shall have no application in such case.

                                    INSURANCE

            25. (A) Tenant shall not do anything,  or suffer or permit  anything to be done,  in or about  the  Premises  which  shall  (i)  invalidate  or be in conflict with the provisions of any fire or other  insurance  policies  covering the Building or any  property  located  therein,  or (ii) result in a refusal by fire  insurance  companies  of good  standing to insure the Building or any such property  in amounts  reasonably  satisfactory  to  Landlord,  or (iii)  subject
Landlord to any liability or responsibility for injury to any person or property by reason of any  activity  being  conducted  in the  Premises or (iv) cause any increase in the fire insurance rates  applicable to the Building or equipment or other  property  located  therein  at the  beginning  of the Term or at any time thereafter.  Tenant, at Tenant's expense,  shall comply with all rules,  orders, regulations or requirements of the New York Board of Fire  Underwriters  and the
New York Fire Insurance Rating Organization or any similar body.

                (B) If, by reason of any act or  omission on the part of Tenant, the rate of fire insurance  with extended  coverage on the Building or equipment or other  property of Landlord or any other  tenant or occupant of the  Building shall be higher than it otherwise would be, Tenant shall reimburse  Landlord and all such other tenants or occupants, on demand, for the part of the premiums for fire insurance and extended  coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of Tenant.

                (C) In the event that any dispute should arise between  Landlord and Tenant concerning  insurance rates, a schedule or make up of insurance rates for the  Building or the  Premises,  as the case may be,  issued by the New York
Fire Insurance  Rating  Organization or other similar body making rates for fire insurance and extended coverage for the Premises concerned,  shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such Premises.

                (D) Tenant shall obtain and keep in full force and effect during the Term,  at its own cost and  expense,  (i) General  Comprehensive  Commercial
Liability  Insurance,  such  insurance to afford  protection in an amount of not les's than Three Million ($3,000,000) Dollars combined single limit coverage for injury, death and property damage arising out of any one occurrence,  protecting
Landlord and Tenant as insureds  against any and all claims for personal injury, death or  property  damage  and (ii) Fire and  Extended  Coverage  Insurance  on
Tenant's  property,  insuring  against  damage by fire, and such other risks and hazards as are  insurable  under present and future  standard  forms of fire and extended  coverage  insurance  policies,  to  Tenant's  property  for  the  full insurable value thereof, protecting Landlord and Tenant as insureds.

                (E)  Said  insurance  is to be  written  in form  and  substance satisfactory to Landlord by a good and solvent  insurance  company of recognized standing, admitted to do business in the

                                      -23-

State of New York,  which shall be reasonably  satisfactory to Landlord.  Tenant shall  procure,  maintain  and place such  insurance  and pay all  premiums  and charges  therefor  and upon  failure  to do so  Landlord  may,  but shall not be obligated to, procure,  maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof,  plus interest at the maximum  rate  permitted by law, to Landlord on demand and said sum shall be in each instance  collectible  as additional  rent on the first day of the month following the date of payment by Landlord.  Tenant shall cause to be included in all such  insurance  policies a  provision  to the effect  that the same will be non-cancelable  except upon twenty (20) days  written  notice to  Landlord.  The original insurance policies or appropriate  certificates shall be deposited with
Landlord  on or prior to the  commencement  of the Term  hereof.  Any  renewals, replacements  or  endorsements  thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

                (F) Each party agrees to use its best efforts to include in each of its  insurance  policies  (insuring  the  Building  and  Landlord's  property therein, in the case of Landlord, and insuring Tenant's property, in the case of
Tenant,  against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be  unobtainable  or  unenforceable  (i) an express  agreement  that such policy shall not be  invalidated  if the insured waives or has waived before the casualty,  the right of recovery  against any party  responsible  for a casualty covered by the policy,  or (ii) any other form of permission  for the release of the other  party,  or (iii) the  inclusion  of the other party as an  additional insured,  but not a party to whom any loss  shall be  payable.  If such  waiver, agreement or permission shall not be, or shall cease to be,  obtainable  without additional  charge or at all, the insured  party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver,  agreement or permission shall be included in the policy, or the other party shall be named as an additional  insured in the policy,  but not a party to whom any loss shall be payable. Each such policy which shall so name a party hereto as an additional insured, shall contain, if obtainable, agreements by the insurer that the policy will not be  canceled  without at least  twenty  (20) days prior  notice to both insureds  and that the act or omission of one insured  will not  invalidate  the policy as to the other insured.

                (G) As long as Landlord's fire insurance  policies then in force include  the  waiver of  subrogation  or  agreement  or  permission  to  release liability  referred  to in  Subsection  (F) or name the Tenant as an  additional insured, Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the Premises  necessitated  or occasioned  by fire or other  casualty that is an  insured  risk under such  policies,  and (ii) any right of  recovery against Tenant, any other permitted  occupant of the Premises,  and any of their servants,  employees, agents or contractors,  for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time  Landlord's  fire insurance  carriers shall not include such or similar provisions in Landlord's fire insurance  policies,  the waivers set forth in the foregoing sentence shall be deemed of no further force or effect.

                                      -24-

                (H) As long as Tenant's  fire  insurance  policies then in force include  the  waiver of  subrogation  or  agreement  or  permission  to  release liability  referred to in Subsection  (F), or name the Landlord as an additional insured, Tenant hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Landlord written instruments  waiving)
any right of recovery  against  Landlord,  any other tenants or occupants of the
Building, and any servants,  employees,  agents or contractors of Landlord or of any such other  tenants or occupants,  for any loss  occasioned by fire or other casualty which is an insured risk under such policies.  In the event that at any time  Tenant's  fire  insurance  carriers  shall  not  include  such or  similar provisions  in Tenant's  fire  insurance  policies,  the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord,  be deemed of no further  force or effect with respect to any insured  risks under such policy from and after the giving of such notice.  During any period while the foregoing waiver  of right of  recovery  is in  effect,  Tenant,  or any  other  permitted occupant of the Premises,  as the case may be, shall look solely to the proceeds of such policies to compensate  Tenant or such other permitted  occupant for any loss  occasioned by fire or other  casualty  which is an insured risk under such policies.

                                 EMINENT DOMAIN

            26. (A) In the event that the whole of the Demised Premises shall be lawfully  condemned or taken in any manner for any public or  quasi-public  use, this lease and the Term and estate  hereby  granted  shall  forthwith  cease and terminate  as of the date of vesting of title.  In the event that only a part of the Demised  Premises  shall be so condemned or taken,  then effective as of the date of  vesting  of  title,  the Rent  hereunder  shall be  abated in an amount thereof  apportioned  according to the area of the Demised Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken,  then (i) Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the Term and estate hereby granted as of the date of such  vesting  of title  by  notifying  Tenant  in  writing  of such termination  within sixty (60) days  following the date on which  Landlord shall have  received  notice of vesting  of title,  and (ii) if such  condemnation  or taking shall be of a substantial  part of the Demised  Premises or a substantial part of the means of access thereto, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty (60) days following the date on which
Tenant shall have received  notice of vesting of title,  to terminate this lease and the Term and estate  hereby  granted as of the date of vesting of title,  or
(iii) if  neither  Landlord  nor  Tenant  elects to  terminate  this  lease,  as aforesaid,  this lease shall be and remain  unaffected by such  condemnation  or taking,  except that the Rent shall be abated to the extent, if any, hereinabove provided  in this  Article  26.  In the event  that  only a part of the  Demised
Premises  shall be so  condemned or taken and this lease and the Term and estate hereby granted are not terminated as  hereinbefore  provided,  Landlord will, at its expense,  restore the remaining portion of the Demised Premises as nearly as practicable  to the same  condition as it was in prior to such  condemnation  or taking.

                (B)  In  the  event  of  a  termination  in  any  of  the  cases hereinabove provided, this lease and the Term and estate granted shall expire as of the date of such termination with the same

                                      -25-

effect as if that were the date  hereinbefore set for the expiration of the Term of this lease, and the Rent hereunder shall be apportioned as of such date.

                (C) In the  event  of any  condemnation  or  taking  hereinabove mentioned of all or part of the Building,  Landlord shall be entitled to receive the entire award in the  condemnation  proceeding,  including any award made for the value of the  estate  vested by this  lease in  Tenant,  and  Tenant  hereby expressly  assigns to Landlord  any and all right,  title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled  to receive no part of such award,  except that the Tenant may file a claim  for any  taking of  nonmovable  fixtures  owned by Tenant  and for moving expenses incurred by Tenant.  It is expressly  understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

                            NONLIABILITY OF LANDLORD

            27. (A) If  Landlord or a  successor  in  interest is an  individual
(which term as used herein  includes  aggregates of  individuals,  such as joint ventures,  general or limited  partnerships  or  associations),  such individual shall be under no personal  liability  with respect to any of the  provisions of this lease,  and if such individual  hereto is in breach or default with respect to its obligations  under this lease,  Tenant shall look solely to the equity of such  individual  in the land and Building of which the Demised  Premises form a part for the  satisfaction  of Tenant's  remedies  and in no event shall  Tenant attempt to secure any  personal  judgment  against  any such  individual  or any partner, employee or agent of Landlord by reason of such default by Landlord.

                (B) The word  "Landlord"  as used herein means only the owner of the  landlord's  interest  for the time being in the land and  Building  (or the owners  of a lease of the  Building  or of the land and  Building)  of which the
Premises  form a part,  and in the event of any sale of the Building and land of which the Demised Premises form a part, Landlord shall be and hereby is entirely freed and relieved of all covenants and  obligations of Landlord  hereunder and, it shall be deemed and construed  without further  agreement between the parties or between the parties and the  purchaser of the Premises,  that such  purchaser has assumed and agreed to carry out any and all  covenants  and  obligations  of
Landlord hereunder.

                                     DEFAULT

            28.  (A) Upon the  occurrence,  at any time prior to  or during  the
Demised Term, of any one or more of the following events (referred to as "Events of Default"):

                (i) If  Tenant  shall  default  in the  payment  when due of any installment of Rent or in the payment when due of any additional  rent, and such default  shall  continue for a period of seven (7) days after notice by Landlord to Tenant of such default; or

                                      -26-

                (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent)
and Tenant shall fail to remedy such  default  within ten (10) days after notice by Landlord to Tenant of such  default,  or if such  default is of such a nature that it cannot be  completely  remedied  within said period of ten (10) days and
Tenant  shall not  commence  within said  period of ten (10) days,  or shall not thereafter  diligently  prosecute to completion,  all steps  necessary to remedy such default; or

                (iii) If Tenant shall file a voluntary petition in bankruptcy or insolvency,  or shall be  adjudicated a bankrupt or become  insolvent,  or shall
file  any   petition  or  answer   seeking  any   reorganization,   arrangement,
composition, readjustment,  liquidation, dissolution or similar relief under the present or any future  federal  bankruptcy  code or any other  present or future applicable  federal,  state or other statute or law, or shall make an assignment for the benefit of  creditors  or shall seek or consent to or  acquiesce  in the appointment  of any trustee,  receiver or  liquidator of Tenant or of all or any part of Tenant's property; or

                (iv) If,  within sixty (60) days after the  commencement  of any proceeding  against  Tenant,  whether by the filing of a petition or  otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable  federal,  state or other statute or law, such proceedings shall not have been dismissed, or if, within sixty (60)
days after the appointment or any trustee,  receiver or liquidator of Tenant, or of all or any part of Tenant's  property,  such appointment  shall not have been vacated or otherwise  discharged,  or if any  execution or  attachment  shall be issued against Tenant or any of Tenant's  property pursuant to which the Demised
Premises shall be taken or occupied or attempted to be taken or occupied; or

                (v) If Tenant shall default in the  observance or performance of any term,  covenant or  condition  on Tenant's  part to be observed or performed under any other lease with  Landlord of space in the  Building  and such default shall  continue  beyond any grace period set forth in such other  lease for  the remedying of such default; or

                (vi) If the Demised  Premises shall become  vacant,  deserted or abandoned for a period of ten (10) consecutive days and Tenant fails to continue to (i) make all payments of Rent and  additional  rent due  hereunder,  and (ii)
operate the lighting and heating,  ventilating and air  conditioning  systems in the Demised Premises during Working Hours; or

                (vii) If Tenant's  interest in this lease shall  devolve upon or pass  to any  person,  whether  by  operation  of law or  otherwise,  except  as expressly permitted under Article 20;

                then,  upon the  occurrence,  at anytime  prior to or during the
Demised  Term,  of any one or more of such Events of Default,  Landlord,  at any time  thereafter,  at  Landlord's  option,  may give to  Tenant a five (5) days'
notice of termination of this lease and, in the event such notice is given, this lease and the Term  shall come to an end and  expire  (whether  or not said term shall have

                                      -27-

commenced)  upon the expiration of said five (5) days with the same effect as if the date of  expiration  of said five (5) days  were the  Expiration  Date,  but
Tenant shall remain liable for damages as provided in Article 30.

                (B) If, at any time (i) Tenant  shall be comprised of two (2) or more  persons,  or (ii)  Tenant's  obligations  under this lease shall have been guaranteed by any person other than Tenant,  or (iii) Tenant's  interest in this lease shall have been assigned,  the word "Tenant",  as used in subsection (iii)
and  (iv) of  Section  28 (A),  shall be  deemed  to mean any one or more of the persons  primarily or  secondarily  liable for Tenant's  obligations  under this lease.  Any monies  received by Landlord  from or on behalf of Tenant during the pendency of any  proceeding of the types referred to in said  subsections  (iii)
and (iv) shall be deemed paid as compensation  for the use and occupation of the
Demised  Premises and the acceptance of such  compensation by Landlord shall not be  deemed an  acceptance  of Rent or a waiver  on the part of  Landlord  of any rights under Section 28(A).

                             TERMINATION ON DEFAULT

            29.  (A) If Tenant  shall  default  in the  payment  when due of any installment of rent or in the payment when due of any  additional  rent and such default shall continue for a period of five (5) days after notice by Landlord to
Tenant of such  default,  or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

                (i) Landlord and its agents and servants may immediately,  or at any time  after  such  default  or after the date upon  which this lease and the
Demised Term shall expire and come to an end,  re-enter the Demised  Premises or any part thereof,  without notice, either by summary proceedings or by any other applicable action or proceeding,  or by force or other means provided such force or other means are lawful  (without being liable to  indictment,  prosecution or damages therefor),  and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised  Premises and remove any and all of their property and effects from the Demised Premises; and

                (ii) Landlord,  at Landlord's option, may relet the whole or any part or parts of the Demised  Premises from time to time,  either in the name of
Landlord or otherwise,  to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other  conditions,  which may  include  concessions  and free rent  periods,  as
Landlord,  in its  sole  discretion,  may  determine.  Landlord  shall  have  no obligation  to relet the Demised  Premises  or any part  thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof,  or, in the event of any such  reletting,  for  refusal  or  failure to collect  any rent due upon any such  reletting,  and no such  refusal or failure shall operate to relieve  Tenant of any liability  under this lease or otherwise to affect any such  liability;  Landlord,  at Landlord's  option,  may make such repairs, replacements,  alterations,  additions,  improvements,  decorations and other physical changes in and to the Demised  Premises as Landlord,  in its sole discretion,  considers  advisable  or  necessary  in  connection  with  any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

                                      -28-

            (B) Tenant,  on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors,  does hereby waive any and all rights which Tenant and all such persons might  otherwise have under any present or future law to redeem the Demised  Premises,  or to re-enter or repossess  the
Demised  Premises,  or to restore the operation of this lease,  after (i) Tenant shall have been  dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term,  whether such  dispossess,  re-entry,  expiration or termination  shall be by operation of law or pursuant to the  provisions of this lease.  In the event of a breach or  threatened  breach by Tenant or any persons claiming  through or under  Tenant,  of any term,  covenant or condition of this lease on  Tenant's  part to be observed or  performed,  Landlord  shall have the right to enjoin such breach and the right to invoke any other remedy  allowed by law or in equity as if re-entry,  summary  proceeding and other special remedies were not  provided  in this  lease for such  breach.  The  rights to invoke  the remedies  hereinbefore set forth are cumulative and shall not preclude  Landlord from invoking any other remedy allowed at law or in equity.

                                     DAMAGES

            30. (A) If this lease and the Demised  Term shall expire and come to an end as provided in Article 28 or by or under any  summary  proceeding  or any other action or proceeding,  or if Landlord shall re-enter the Demised  Premises as provided in Article 29 or by or under any  summary  proceedings  or any other action or proceeding, then, in any of said events:

                (i) Tenant shall pay to Landlord all Rent,  additional  rent and other  charges  payable  under this lease by Tenant to Landlord to the date upon which this lease and the Demised  Term shall have  expired and come to an end or to the date of re-entry upon the Demised  Premises by Landlord,  as the case may be; and

                (ii) Tenant  shall also be liable for and shall pay to Landlord, as damages,  any deficiency  (referred to as "Deficiency")  between the Rent and additional rent reserved in this lease for the period which otherwise would have constituted  the  unexpired  portion of the Demised Term and the net amount,  if any, of rents collected under any reletting  effected pursuant to the provisions of Section  29(A) for any part of such period  (first  deducting  from the rents collected under any such reletting all of Landlord's expenses in connection with the  termination of this lease or Landlord's  reentry upon the Demised  Premises and with such reletting  including,  but not limited to, all repossession costs, brokerage  commissions,  legal expenses,  attorneys' fees,  alteration costs and other expenses of preparing the Demised Premises for such  reletting).  Any such
Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights  to  collect  the  Deficiency  for  any  subsequent  month  by a  similar proceeding; and

                (iii) At any time after the Demised  Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised  Premises,  as the case may be, whether or not

                                      -29-

Landlord shall have collected any monthly  Deficiencies  as aforesaid,  Landlord shall be entitled to recover from Tenant,  and Tenant shall pay to Landlord,  on demand,  as and for  liquidated  and agreed  final  damages,  a sum equal to the amount by which the Rent and  additional  rent  reserved  in this  lease for the period which  otherwise  would have  constituted  the  unexpired  portion of the
Demised  Term exceeds the then fair and  reasonable  rental value of the Demised
Premises for the same period,  both  discounted  to present worth at the rate of four  (40)  per  cent  per  annum.  If,  before  presentation  of  proof of such liquidated damages to any court, commission,  or tribunal, the Demised Premises, or any part  thereof,  shall have been relet by  Landlord  for the period  which otherwise would have  constituted the unexpired  portion of the Demised Term, or any part  thereof,  the amount of Rent  reserved  upon such  reletting  shall be deemed,  prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

                (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such  reletting  and the expenses of any such  reletting  shall be equitably apportioned  for the  purposes of this  Article 30.  Tenant shall in no event be entitled to any rents  collected or payable under any reletting,  whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term "Rent" as used in Section 30(A) shall mean the rent in effect  immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry  upon the Demised
Premises by  Landlord,  as the case may be,  plus any  additional  rent  payable pursuant to the provisions of Article 11 for the Escalation  Year (as defined in
Article 11) immediately  preceding such event.  Nothing contained in Articles 28 and 29 of this  lease  shall be  deemed to limit or  preclude  the  recovery  by
Landlord from Tenant of the maximum  amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which  Landlord  may be entitled in addition to the damages set forth in Section 30(A).

                                SUMS DUE LANDLORD

            31. If Tenant shall default in the  performance  of any covenants on
Tenant's part to be performed under this lease, Landlord may immediately,  or at anytime  thereafter,  without notice,  and without thereby waiving such default, perform  the same for the  account  of Tenant and at the  expense of Tenant.  If
Landlord at any time is compelled  to pay or elects to pay any sum of money,  or do any act which will  require  the payment of any sum of money by reason of the failure  of Tenant to comply  with any  provision  hereof,  or, if  Landlord  is compelled to or elects to incur any  expense,  including  reasonable  attorneys'
fees,  instituting,  prosecuting  and/or  defending  any  action  or  proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by  Landlord,  with all  interest,  costs  and  damages,  shall be  deemed to be additional  rent hereunder and shall be due from Tenant to Landlord on the first day of the month  following  the  incurring of such  respective  expenses or, at
Landlord's  option,  on the first day of any subsequent  month. Any sum of money
(other than rent) accruing from Tenant to Landlord pursuant to any provisions of this lease, including, but not limited to, the provisions of Schedule C, whether prior to or after the Rent  Commencement  Date,  may, at Landlord's  option,  be deemed  additional  rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional  rent when due as for Tenant's  failure to pay any

                                      -30-

installment  of Rent when due.  Tenant's  obligations  under this Article  shall survive the expiration or sooner termination of the Demised Term. In any case in which the Rent or  additional  rent is not paid  within five (5) days of the day when same is due,  Tenant  shall pay a late charge equal to 8-1/2 cents for each dollar so due,  and in addition  thereto,  the sum of $100.00 for the purpose of defraying  expenses  incident to the handling of such delinquent  account.  This late  payment  charge is  intended to  compensate  Landlord  for its  additional administrative  costs resulting from Tenant's  failure to pay in a timely manner and has been agreed upon by Landlord and Tenant as a reasonable  estimate of the additional administrative costs that will be incurred by Landlord as a result of
Tenant's failure as the actual cost in each instance is extremely difficult,  if
not  impossible,   to  determine.  This  late  payment  charge  will  constitute liquidated  damages  and will be paid to  Landlord  together  with  such  unpaid amounts. The payment of this late payment charge will not constitute a waiver by
Landlord of any default by Tenant under this lease.

                                    NO WAIVER

            32. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised
Premises,  and no  agreement to accept such  surrender  shall be valid unless in writing  signed by  Landlord.  No employee of Landlord or of  Landlord's  agents shall have any power to accept  the keys of the  Demised  Premises  prior to the termination  of this lease.  The delivery of keys to any employee of Landlord or of  Landlord's  agents  shall not  operate as a  termination  of this lease or a surrender of the Demised Premises.  In the event Tenant shall at any time desire to have Landlord underlet the Demised Premises for Tenant's account, Landlord or
Landlord's  agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves  Landlord  of any  liability  for loss of or damage to any of  Tenant's effects in connection  with such  underletting.  The failure of Landlord to seek redress  for  violation  of, or to insist  upon the strict  performance  of, any covenants  or  conditions  of this  lease,  or any of the Rules and  Regulations annexed  hereto and made a part hereof or hereafter  adopted by Landlord,  shall not  prevent a  subsequent  act,  which  would  have  originally  constituted  a violation,  from having all the force and effect of an original  violation.  The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease  shall not be deemed a wavier of such  breach.  The failure of Landlord to enforce any of the Rules and Regulations  annexed hereto and made a part hereof, or hereafter  adopted,  against  Tenant  and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.  No provision of this lease shall be deemed to have been waived by  Landlord,  unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser  amount then the monthly Rent herein  stipulated  shall be deemed to be other than on account of the earliest  stipulated Rent nor shall any endorsement or  statement  on any check or any letter  accompanying  any check or payment of
Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment  without  prejudice to  Landlord's  right to recover the balance of such
Rent or pursue any other remedy in this lease provided.

                                      -31-

                             WAIVER OF TRIAL BY JURY

            33. To the extent  such waiver is  permitted  by law,  Landlord  and
Tenant  hereby  waive trial by jury in any action,  proceeding  or  counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant,  the use or  occupancy  of the Demised  Premises by Tenant or any person claiming  through  or under  Tenant,  any  claim of injury  or  damage,  and any emergency or other statutory  remedy.  The provisions of the foregoing  sentence shall survive the  expiration or any sooner  termination of the Demised Term. If
Landlord commences any. summary proceeding for nonpayment,  Tenant agrees not to interpose any  noncompulsory  counterclaim  of whatever nature or description in any such proceeding or to consolidate such proceeding with any other proceeding.

            Tenant  hereby  expressly  waives any and all  rights of  redemption granted  by or under any  present  or future  laws in the event of Tenant  being evicted or dispossessed  for any cause, or in the event of Landlord's  obtaining possession of the Demised Premises,  by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.

                                     NOTICES

            34. Except as otherwise expressly provided in this lease, any bills, statements,  notices,  demands,  requests  or other  communications  (other than bills,  statements or notices given in the regular course of business)  given or required  to be given under this lease  shall be  effective  only if rendered or given  in  writing,  sent  by  registered  or  certified  mail  (return  receipt requested),  addressed  (A)  to  Tenant,  to the  attention  of  Tenant's  Chief
Financial  Officer,  (i) at  Tenant's  address set forth in this lease if mailed prior to Tenant's  taking  possession  of the Demised  Premises,  or (ii) at the
Building if mailed  subsequent  to  Tenant's  taking  possession  of the Demised
Premises,  or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises,  or (B) to Landlord,  to the attention of the
"Vice  President  and Legal Counsel - Real  Estate",  at Landlord's  address set forth in this lease,  or (C) addressed to such other address as either  Landlord or Tenant may  designate  as its new address for such purpose by notice given to the other in accordance  with the  provisions  of this Article.  Any such bills, statements,  notices,  demands, requests or other communications shall be deemed to have been  rendered  or given on the date when it shall  have been  mailed as provided in this Article.

                              INABILITY TO PERFORM

            35. (A) If, by reason of strikes or other  labor  disputes,  fire or other  casualty (or reasonable  delays in adjustment of  insurance),  accidents, orders or regulations of any Federal,  State, County or Municipal authority,  or any other cause beyond Landlord's reasonable control,  whether or not such other cause shall be similar in nature to those hereinbefore  enumerated,  Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord  under the  provisions of this lease or any  collateral instrument or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or

                                      -32-

under any  collateral  instrument,  or is unable to  fulfill  or is  delayed  in fulfilling  any  of  Landlord's  other  obligations  under  this  lease,  or any collateral instrument,  no such inability or delay shall constitute an actual or constructive  eviction,  in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations  under this lease,  or impose  any  liability  upon  Landlord  or its  agents,  by reason of inconvenience  or annoyance to Tenant,  or injury to or interruption of Tenant's business, or otherwise.

                             INTERRUPTION OF SERVICE

                (B) Landlord  reserves the right to stop the services of the air conditioning,  elevator,  escalator,  plumbing,  electrical or other  mechanical systems or facilities  in the Building  when  necessary by reason of accident or emergency, or for repairs,  alterations or replacements,  which, in the judgment of Landlord are  desirable or  necessary,  until such  repairs,  alterations  or
replacements  shall  have  been  completed.   Landlord  shall  use  commercially
reasonable   efforts  to  minimize  any  interference   with  Tenant's  business
operations  caused by such  interruption.  If the  Tenant is in  default  in the payment  of the rent or  additional  rent,  or in the  performance  of any other provisions  of this lease,  and such default  continues  for ten (10) days after notice by Landlord to Tenant,  then Landlord  reserves the right to  discontinue any or all of the services to the Demised  Premises  during the  continuance  of such default.  The exercise of such rights by Landlord  shall not  constitute an actual or constructive  eviction,  in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve  Tenant from any of its  obligations under this lease,  or impose any liability upon Landlord or its agents by reason of  inconvenience  or  annoyance  to  Tenant,  or injury to or  interruption  of
Tenant's business or otherwise.

                        CONDITIONS F LANDLORD'S LIABILITY

                (C)  (i)  In  addition  to  the  requirements  for  constructive eviction  imposed by law,  Tenant shall not be entitled to claim a  constructive eviction  from the Demised  Premises  unless  Tenant  shall have first  notified
Landlord  of  the  condition  or  conditions  giving  rise  thereto,  and if the complaints  be  justified,  unless  Landlord  shall have  failed to remedy  such conditions within a reasonable time after receipt of such notice.

                     (ii) If Landlord shall be unable to give  possession of the
Demised  Premises  on any date  specified  for the  commencement  of the term by reason of the fact that the  Premises  have not been  sufficiently  completed to make the Premises ready for occupancy,  or for any other reason,  Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall  such  failure in any way  affect  the  validity  of this lease or the obligations of Tenant hereunder.

                           TENANT'S TAKING POSSESSION

                (D) (i) Tenant,  by entering  into  occupancy  of the  Premises, shall be  conclusively  deemed to have agreed that  Landlord,  up to the time of such  occupancy  has  performed  all of its  obligations  hereunder and that the
Premises were in satisfactory condition as of the date of

                                      -33-

such  occupancy,  unless  within ten (10) days after the such date Tenant  shall have given written notice to Landlord  specifying the respects in which the same were not in such condition.

                     (ii) If Tenant  shall use or occupy  all or any part of the
Demised  Premises  for the  conduct of business  prior to the Rent  Commencement
Date,  such use or  occupancy  shall be  deemed  to be under  all of the  terms, covenants and  conditions of this lease,  including the covenant to pay rent for the  period  from  the  commencement  of  said  use or  occupancy  to  the  Rent
Commencement Date.

                              SUBSTITUTED PREMISES

            36. If the Demised  Premises  consists of 2,500 square feet or less,
Landlord  shall  have the right at any time,  upon  giving  Tenant not less than sixty (60) days'  notice in writing,  to provide  and furnish  Tenant with space elsewhere in the Building of approximately  the same size as the Premises and to place  Tenant in such  space.  The size of any  substituted  premises  shall not differ  from the size of the  Premises  by more than ten (10%)  percent.  If the total square  footage of the new space  should  exceed the total of the original
Premises,  Tenant's Rent and Tenant's  percentage of the Building share shall be increased proportionately. If, however, such total square footage shall be less,
Tenant's  Rent and  Tenant's  percentage  of the  Building  shall  be  decreased proportionately.  In the event of any such relocation of Tenant,  Landlord shall pay  the  reasonable  cost of  Tenant's  moving  which  are  actually  incurred, provided,  however, Tenant shall not be entitled to any compensation for damages for any  interference  with or  interruption of its business during or resulting from such  relocation.  If Tenant shall notify  Landlord within ten (10) days of receipt of notice from  Landlord as required  above that Tenant does not want to relocate to the new space,  Landlord  may,  at its option,  cancel this lease by sending  written  notice  thereof  to  Tenant,  and upon the date  specified  in
Landlord's notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and there shall be no liability  between the parties except such liability  accruing up to the date of  termination  of this lease.  If Landlord moves Tenant to such new space,  this lease and each and all of its terms,  covenants and  conditions shall  remain in full  force and  effect  and be deemed  applicable  to such new space, and such new space shall thereafter be deemed to be the "Premises".

                                ENTIRE AGREEMENT

            37. This lease (including the Schedules and Exhibits annexed hereto)
contains the entire agreement between the parties and all prior negotiations and agreements are merged herein.  Tenant hereby  acknowledges that neither Landlord
nor  Landlord's  agent  or  representative  has  made  any   representations  or
statements,  or promises, upon which Tenant has relied,  regarding any matter or thing relating to the Building,  the land allocated to it (including the parking area) or the Demised  Premises,  or any other  matter  whatsoever,  except as is expressly  set  forth  in  this  lease,  including,  but  without  limiting  the generality of the foregoing, any statement,  representation or promise as to the fitness of the Demised  Premises  for any  particular  use,  the  services to be rendered  to the  Demised  Premises,  or the  prospective  amount of any item of additional rent. No oral or written statement,

                                      -34-

representation or promise  whatsoever with respect to the foregoing or any other matter made by  Landlord,  its agents or any  broker,  whether  contained  in an affidavit,  information  circular,  or  otherwise,  shall  be  binding  upon the
Landlord  unless  expressly  set forth in this lease.  No rights,  easements  or licenses are or shall be acquired by Tenant by implication  or otherwise  unless expressly  set forth in this lease.  This lease may not be changed,  modified or discharged,  in whole or in part,  orally,  and no executory  agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations  under this lease,  unless such  agreement is set forth in a written instrument  executed  by the  party  against  whom  enforcement  of the  change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the  written  approval  of  Landlord,  as the case may be,  and no consent or approval of Landlord  shall be effective for any purpose  unless such consent or approval is set forth in a written instrument executed by Landlord.

            Tenant  shall not record this lease (nor a memorandum  thereof).  In the event that Tenant violates this prohibition against recording,  Landlord, at its option, may terminate this lease or may declare Tenant in default under this lease and pursue any or all of Landlord's remedies provided in this lease.

                                   DEFINITIONS

            38. The words  "re-enter",  "re-entry",  and "re-entered" as used in this  lease are not  restricted  to their  technical  legal  meanings.  The term
"business  days" as used in this lease  shall  exclude  Saturdays  (except  such portion  thereof as is covered by specific  hours in Article 6 hereof),  Sundays and all days observed by the State or Federal Government as legal holidays.  The terms  "person"  and  "persons" as used in this lease shall be deemed to include natural persons, firms, corporations,  partnerships,  associations and any other private or public  entities,  whether any of the  foregoing  are acting on their behalf or in a representative  capacity.  The various terms which are defined in other  Articles of this lease or are defined in  Schedules  or Exhibits  annexed hereto,  shall have the meanings specified in such other Articles,  Exhibits and
Schedules  for all  purposes  of this  lease  and  all  agreements  supplemental thereto, unless the context clearly indicates the contrary.

                               PARTNERSHIP TENANT

            39. If Tenant is a  partnership  (or is comprised of two (2) or more persons,  individually  or as  co-partners  of a  partnership)  or  if  Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons,  individually or as copartners of a partnership) pursuant to Article 20
(any such  partnership  and such  persons  are  referred  to in this  Section as
"Partnership  Tenant"),  the following provisions of this Section shall apply to such  Partnership  Tenant:  (a) the liability of each of the parties  comprising
Partnership  Tenant  shall be joint  and  several,  and (b) each of the  parties comprising  Partnership  Tenant hereby  consents in advance to, and agrees to be bound by, any  modifications  of this lease which may hereafter be made,  and by any notices,  demands,  requests or other  communications which may hereafter be given,  by Partnership  Tenant or by any of the parties  comprising  Partnership
Tenant, and (c) any bills, statements, notices, demands,

                                      -35-

requests and other  communications given or rendered to Partnership Tenant or to any of the  parties  comprising  Partnership  Tenant  shall be  deemed  given or rendered to Partnership Tenant and to all such parties and shall be binding upon
Partnership  Tenant and all such parties,  and (d) if  Partnership  Tenant shall admit new  partners,  all of such new  partners  shall,  by their  admission  to
Partnership  Tenant, be deemed to have assumed  performance of all of the terms, covenants  and  conditions  of this lease on Tenant's  part to be  observed  and performed,  and (e)  Partnership  Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and  deliver to Landlord an  agreement  in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms,  covenants and conditions of this lease on Tenant's part to be observed and performed  (but neither  Landlord's  failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the  provisions of  subdivision  (d) of this
Section).

                            SUCCESSORS, ASSIGNS, ETC.

            40. The terms,  covenants,  conditions and  agreements  contained in this lease shall bind and inure to the benefit of Landlord  and Tenant and their respective heirs,  distributees,  executors,  administrators,  successors,  and, except as otherwise provided in this lease, their respective assigns.

                                     BROKER

            41. Landlord and Tenant each represents to the other that this lease was brought about by Sutton & Edwards,  Inc. as broker and all negotiations with respect to this lease were conducted  exclusively with said broker.  The parties agree that if any claim is made for  commissions  by any other broker through or on account of any acts of a party, such party will hold the other party free and harmless  from any and all  liabilities  and expenses in  connection  therewith, including such other party's reasonable attorney's fees.

                                    CAPTIONS

            42.  The  captions  in this lease are  included  only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

                               NOTICE OF ACCIDENTS

            43.  Tenant  shall give notice to  Landlord,  promptly  after Tenant learns thereof, of (i) any accident in or about the Premises, (ii) all fires and other  casualties  within the  Premises,  (iii) all damages to or defects in the
Premises,  including the fixtures,  equipment and appurtenances  thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts

                                      -36-

or appurtenances of the Building's sanitary,  electrical,  heating, ventilating, air-conditioning,  elevator and other systems  located in or passing through the
Premises or any part thereof.

                        TENANT'S AUTHORITY TO ENTER LEASE

            44. In the event that the Tenant hereunder is a corporation,  Tenant represents that the officer or officers  executing this lease have the requisite authority  to do so.  Tenant  agrees  to give  Landlord  written  notice  of any proposed  change in the  ownership  of the majority of the  outstanding  capital stock of Tenant or any change in the  ownership of the majority of the assets of
Tenant.  Failure  of Tenant to give the  notice  provided  for in the  preceding sentence shall be deemed a non-curable  default by Tenant pursuant to this lease
(that is, a default  which has  already  extended  beyond the  applicable  grace period, if any,  following notice from Landlord),  giving Landlord the right, at its option,  to cancel and terminate this lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity.

                                LETTER OF CREDIT

            45.  (A) Upon  execution  of this  lease,  Tenant  shall  deliver to
Landlord  either  a  cash  security  deposit  (the  "Security  Deposit")  or  an unconditional,  irrevocable,  stand-by letter of credit (the "Letter of Credit")
in the amount of Two Hundred and One Thousand  Five Hundred and  Ninety-Six  and
40/100  ($201,596.40)  Dollars,  to serve as security  for the full and faithful performance and observance by Tenant of all of the terms, conditions,  covenants and  agreements  of this lease.  If Tenant  delivers to  Landlord  the  Security
Deposit,  then such  amount  shall be held and  applied in  accordance  with the provisions of Article 45(I), below. If Tenant delivers to Landlord the Letter of
Credit,  then same must conform to the requirements of Article 45(C), below, and the rights and  obligations  of the parties with respect to the Letter of Credit shall be  governed by the  provisions  of Articles  45(B),  (D) and (E),  below.
Provided that no default, beyond any notice and grace period provided herein for the cure thereof,  has occurred  under this lease on the part of Tenant,  Tenant shall have the right to reduce the amount of the Security  Deposit or the Letter of Credit (as applicable) to (i) One Hundred and Thirty-Four  Thousand and Three
Hundred  and  Ninety-Seven  and 60/100  ($134,397.60)  Dollars at the end of the
third Lease Year; and (ii) Sixty-Seven Thousand One Hundred and Ninety-Eight and
80/100  ($67,198.80)  Dollars at the end of the fourth Lease Year.  In the event
Tenant delivers to Landlord the Security Deposit,  Tenant may at any time during the Term  deliver to Landlord a Letter of Credit,  in an amount equal to the sum then being held by  Landlord as the  Security  Deposit.  In such event  Landlord shall return to Tenant said Security Deposit,  together with the interest earned thereon,  provided such Letter of Credit conforms to all of the  requirements of
Article 45(C) below.

                (B) In the event Tenant defaults in payment of Rent,  Additional
Rent,  or other  sums due from  Tenant  to  Landlord  under  this  lease,  or in performance or observance of any other term, covenant, condition or agreement of this lease,  after the expiration of applicable  notice periods  provided herein for the cure  thereof,  Landlord  may notify  the  "Issuing  Bank"  (hereinafter defined) and thereupon draw on the letter of credit, in whole or part, from time to time, at Landlord's election,

                                      -37-

and use,  apply or retain the whole or any part of such  proceeds  to the extent required  for  the  payment  of  any  sums  as to  which  Tenant  is in  default
(including,  without  limitation,  any damages or deficiency  accrued  before or after  summary  proceedings  or other  re-entry by  Landlord) or for coverage or reimbursement of any sums which Landlord may expend or may be required to expend by reason of such default by Tenant.  In the event Landlord so uses,  applies or retains all or any portion of such monies  represented  by the letter of credit,
Tenant shall  forthwith  restore the amount so used,  applied or retained,  upon delivery  of written  notice by  Landlord  detailing  such use,  application  or retention,  through  delivery  of cash or a certified  or bank check  payable to
Landlord.  In the event  Landlord  shall not apply all of the  proceeds  of such letter of credit to cover  Tenant's  default as  permitted  hereunder,  Landlord shall hold the unapplied  portion of such proceeds (and the  restoration  amount required  pursuant to the preceding  sentence) as a security  deposit under this lease, and thereafter apply such funds as permitted under this subparagraph (B).
In the event that  Tenant  shall  fully and  faithfully  comply  with all of the terms, provisions,  covenants and conditions of this lease, the letter of credit or security  deposit  then being held by  Landlord,  whichever  may be the case, shall be  returned to Tenant  after the  Expiration  Date and after  delivery by
Tenant of entire  possession  of the  Demised  Premises  to  Landlord in strict accordance with the terms of this lease.

                (C) The unconditional,  irrevocable, standby letter of credit to be  delivered by Tenant  pursuant to this  Article  shall be in form and content satisfactory to Landlord and shall conform to each the following requirements:

                (i) such  letter of credit may only be issued by a member of the
New York  Clearing  House  Association  (or a commercial  bank or trust  company satisfactory to Landlord having a net worth of at least  $750,000,000.00)  which has  banking  offices  in New York City or Nassau  County at which the letter of credit may be drawn upon (the "Issuing Bank");

                (ii) such  letter of credit  shall  indicate  the address of the
Issuing Bank in New York City or Nassau County where it can be drawn upon;

                (iii) such letter of credit shall name  Landlord as  beneficiary under the letter of credit with its address c/o Reckson Associates Realty Corp.,
225 Broadhollow Road, CS 5341, Melville,  New York 11747,  Attention:  Corporate
Controller.

                (iv) such  letter of credit  must be payable to  Landlord  or an authorized  representative  of Landlord upon  presentation of only the letter of credit and a sight  draft,  and shall not contain as a  condition  to a draw the requirement of Landlord's  certification  or other statement as to the existence of Tenant's default;

                (v) such  letter of credit  shall be deemed to be  automatically renewed,  without  amendment,  for  consecutive  one year periods through a date which is not  earlier  than sixty (60) days  after the  Expiration  Date of this lease, or any renewal or extension thereof,  unless written notice of nonrenewal has been given by the Issuing Bank to Landlord  (sent to Landlord via  certified mail, return receipt requested,  attention: Corporate Controller, at the address set forth in subparagraph (iii)

                                      -38-

above) at least sixty (60) days prior to the  expiration  of the current term of the letter of credit. Upon the Issuing Bank's giving of such notice, Tenant must replace  said  letter of credit  with a new  letter  of  credit  satisfying  the requirements  of this Article at least thirty (30) days prior to the termination of the  existing  letter of credit.  Failure by Tenant to replace  the  existing letter of credit as required herein shall  constitute a default under this lease and there shall be no notice or  opportunity  to cure said  default.  Thereupon,
Landlord shall be permitted to draw upon the existing letter of credit up to the full amount thereof;

                (vi) such letter of credit shall be transferable  multiple times by Landlord without the consent of Tenant; and

                (vii)   such   letter  of  credit   shall  be   subject  to  the
International   Standby  Practices  1998,   International  Chamber  of  Commerce
Publication No. 590.

                Tenant  acknowledges  and  agrees  that  Landlord  shall have no responsibility or liability on account of any error by the Issuing Bank.

                (D) In the event of a sale or lease of all or a  portion  of the
Building by Landlord, Landlord shall have the right to transfer its rights under the letter of credit  (or  security  deposit,  as  applicable)  to the vendee or lessee and Landlord shall  thereupon be released by Tenant from all liability in connection  with such letter of credit (or  security  deposit,  as  applicable);
Tenant  agrees to look solely to the new landlord with respect to the return of, or any dispute  arising in connection  with,  such letter of credit (or security deposit);  and the provisions hereof shall apply to every transfer or assignment made of such rights to a new landlord.  Tenant shall pay upon Landlord's demand, as Additional  Rent, all costs and fees charged in connection with the letter of credit that arise due to (i) Landlord's  transfer of its rights under the letter of  credit  in  connection  with the sale or  lease of all or a  portion  of the
Building,  or (ii) the addition,  deletion or  modification  of any  beneficiary under the letter of credit.

                (E) Tenant  shall not assign or encumber or attempt to assign or encumber  the  letter of credit  (or  security  deposit).  Any such  assignment, encumbrance,  attempted  assignment or attempted  encumbrance by Tenant shall be deemed void and of no force or effect,  nor shall same be binding upon  Landlord or its successors or assigns.

                (F) Tenant shall  cooperate,  at its expense,  with  Landlord to promptly execute and deliver to Landlord any and all modifications,  amendments, and replacements of the letter of credit, as Landlord may reasonably  request to carry out the intent, terms and conditions of this Article.

                (G) In the event  that  Tenant  fails to  deliver  the letter of credit  simultaneously  with the  execution  of this lease by Tenant as required above,  such  failure  shall be  deemed a tenant  delay in which  event the Rent
Commencement  Date shall be  accelerated  by the  number of days of such  tenant delay  (from the date that Tenant  executes  this lease to that date that Tenant delivers the letter of credit to Landlord as required above), however,  Landlord shall not be obligated to deliver the

                                      -39-

Demised  Premises  to Tenant and  Tenant  shall not have the right to occupy the
Demised  Premises  until  Landlord's  Initial   Construction  is  "substantially
completed".

                (H) The acceptance of the letter of credit (or security deposit, as  applicable)  or the exercise of any remedies  under this Article by Landlord shall not be a limitation on Landlord's damages,  remedies or other rights under this  lease,  or  construed  as a payment  of  liquidated  damages or an advance payment of Rent or any Additional Rent.

                (I) If Tenant  delivers to Landlord the Security  Deposit,  same shall  be  held  by  Landlord  as  security  for the  faithful  performance  and observance  by Tenant of the terms,  provisions  and  conditions  of this lease, which Security  Deposit Landlord shall deposit into an interest bearing account.
Tenant hereby agrees that, in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease,  including,  without limitation, the payment of Rent and/or  additional  rent,  Landlord may use, apply or retain the whole or any part of the Security  Deposit,  including  all interest  earned thereon,  to the extent required for the payment of any Rent and additional rent or any other sum of which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's  default in respect of any of the terms,  covenants and  conditions of this lease,  including,  without limitation, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiency  accrued before or after summary  proceedings or other re-entry by Landlord.  If any portion of the Security  Deposit is used,
Tenant shall,  within five (5) days after written demand therefor,  deposit cash with  Landlord in an amount  sufficient  to restore the Security  Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms,  provisions,  covenants  and  conditions  of this  lease,  the
Security  Deposit,  together with any interest  earned  thereon (less a one (1%)
percent  administrative  fee  payable to  Landlord)  shall be returned to Tenant after the Expiration  Date and after delivery by Tenant of entire  possession of the Demised  Premises to  Landlord in strict  accordance  with the terms of this lease.  In the  event of a sale of the Real  Property  or the  Building,  or the leasing of the Building,  Landlord shall have the right to transfer the Security
Deposit to the vendee or lessee and  Landlord  shall  thereupon  be  released by
Tenant from all liability for the return of such  Security  Deposit;  and Tenant agrees to look solely to the new owner or lessee for the return of said Security
Deposit.  Tenant hereby  agrees that the  provisions of this Article 45(I) shall apply to every transfer or assignment  made of the Security  Deposit by Landlord to any new owner or lessee.  Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security  Deposit and that neither
Landlord nor its  successors or assigns  shall be bound by any such  assignment, encumbrance, attempted assignment or attempted encumbrance.

                                 RENEWAL OPTION

            46. The Tenant shall have the right to be  exercised as  hereinafter provided, to extend the term of this lease for one period of five (5) years (the
"Renewal Term") upon the following terms and conditions:

                                      -40-

                (A) That at the time of the  exercise  of such  right and at the commencement  of  the  Renewal  Term,  Tenant  shall  not be in  default  beyond applicable  notice and cure periods  provided herein for the cure thereof in the performance  of any of the  terms,  covenants  or  conditions  which  Tenant  is required to perform under this lease.

                (B) That Tenant  shall  notify  Landlord in writing  that Tenant intends  to  exercise  this  option at least  twelve  (12)  months  prior to the termination of the initial term set forth in Article 2 of this lease.

                (C)  That  the  Renewal  Term  shall  be upon  the  same  terms, covenants and conditions as in this lease provided,  except that (a) there shall be no further  option to extend  this  lease  beyond  the one (1)  Renewal  Term referred  to above;  (b) the  Premises  shall be  delivered  in its then "as is"
condition;  and (c) the Rent to be paid by Tenant  during the Renewal Term shall be as follows:

            During the first  year of the  Renewal  Term,  the Rent shall be the then fair market annual  minimum rent being  received by Landlord for comparable space in the Building, but in no event less than $167,071.20.  Said sum shall be payable in equal monthly installments.

            During each of the second  through  fifth years of the Renewal Term, the Rent shall be increased by four (4%) percent per annum over the Rent payable for the prior year. Said sums shall be payable in equal monthly installments.

            "Fair  market  annual  minimum  rent"  shall mean the rate  Landlord generally  receives or that is received for  comparable  space in the  Building.
Fair market annual minimum rent shall not mean "net effective rent to Landlord".
In determining  fair market annual minimum rent, no adjustment  shall be made in consideration  of and  Tenant  shall  not be  entitled  to a credit  for  Tenant improvements,  brokerage  commissions,  rent  concessions and other  concessions which  Landlord  may  typically  offer to other  tenants.  In the  event  Tenant disputes Landlord's determination of fair market annual minimum rent, Tenant, by written demand served upon Landlord within five (5) days after Landlord notifies
Tenant of  Landlord's  determination  of fair market annual  minimum  rent,  may commence  arbitration  strictly in accordance  with the terms and  conditions of this  Article  46(C).  If Tenant shall fail to demand  arbitration  as set forth above within said five (5) day period,  Tenant shall be deemed to have  accepted
Landlord's  determination  of fair market annual minimum rent. The sole issue to be determined by such  arbitration  shall be the fair market annual minimum rent in accordance with this Subparagraph. Such written demand shall contain the name and address of the arbitrator  appointed by the demandant.  Within ten (10) days after its receipt of the written demand, the other party will give the demandant written notice of the name and address of its  arbitrator.  Within ten (10) days after  the  date  of the  appointment  of the  second  arbitrator,  the  two (2)
arbitrators  will meet.  If the two (2)  arbitrators  are unable to agree on the fair market  annual  minimum rent as provided  herein within ten (10) days after their first meeting,  they will select a third arbitrator.  The third arbitrator will be  designated  as chairman and will  immediately  give Landlord and Tenant written notice of its  appointment.  The three (3) arbitrators  will meet within ten (10) days after the

                                      -41-

appointment  of the third  arbitrator.  If they are  unable to agree on the fair market annual minimum rent within ten (10) days after their first  meeting,  the third  arbitrator will select a time, date and place for a hearing and will give
Landlord and Tenant  thirty (30) days prior  written  notice of it. The date for the hearing will not be more than sixty (60) days after the date of  appointment of the third arbitrator. The arbitrators must be licensed real estate appraisers with at least  five (5)  years  experience  in the  Nassau/Suffolk  real  estate market. No arbitrator may be an active real estate broker.  The arbitration will be governed by the laws of the State of New York and,  when not in conflict with such law, by the general  procedures in the commercial  arbitration rules of the
American Arbitration Association. The arbitrators will not have the power to add to, modify, detract from or alter in any way the provisions of this lease or any amendments or supplements to this lease. The arbitrators will not have any power to decide or consider  anything other than the specific issue of the fair market annual  minimum  rent in  accordance  with the terms of this lease.  The written decision of at least two (2)  arbitrators  will be  conclusive  and binding upon
Landlord and Tenant. No arbitrator is authorized to make an award for damages of any kind  including,  without  limitation,  an award  for  punitive,  exemplary, consequential  or  incidental  damages.  Landlord  and  Tenant  will pay for the services of its  appointees,  attorneys and witnesses plus one-half of all other proper costs relating to the  arbitration.  The decision of the arbitrators will be final and  non-appealable  and may be enforced  according  to the laws of the
State of New York. Notwithstanding anything to the contrary contained herein, in the event Tenant  disputes  Landlord's  determination  of the fair market annual minimum rent,  Tenant shall  nevertheless  continue to pay rent at the same rate then being paid under this lease. In the event the rent as determined  hereunder is at variance  with the rent being paid by Tenant,  Tenant shall either pay the difference in a lump sum or receive a credit as the case may be.

            Time  shall  be of the  essence  with  respect  to  all of  Tenant's obligations under this Article 46.

            This  Renewal  Option is personal  to  Falconstor.net,  Inc.  and is non-transferable by operation of law or otherwise, except to a Tenant Affiliate.

                                 RIGHT OF OFFER

            47. (a) In the event that any space  adjoining and contiguous to the
Demised  Premises,  located  on the  first  (1st) or second  (2nd)  floor of the
Building (the "Offer Space"),  becomes available and vacant,  during the term of this lease,  then before  offering  for lease to a third  party,  and so long as
Tenant is not in default, beyond any notice and grace period provided herein for the cure thereof,  under this lease,  Landlord shall notify Tenant  ("Landlord's
Notice") of the market rent and market  rental  increases  ("Market  Rent") upon which it would be willing to lease the Offer  Space to a bone fide third  party;
provided  that Landlord  shall not be liable to Tenant for any costs,  expenses, damages  or  liabilities  which  are or may be  incurred  by Tenant by reason of
Landlord's  unintentional failure to so notify Tenant. This Right of First Offer shall not apply  during the last two (2) years of the initial term of this Lease or during the last two (2) years of any Renewal  Term unless  Tenant  shall have previously  exercised the next available  renewal option.  Tenant shall,  within seven (7) days after receipt of Landlord's  Notice,  notify  Landlord in writing
("Tenant's Notice") of its intention to

                                      -42-

exercise  Tenant's  right to lease the entire  Offer  Space at the  Market  Rent
(which  Tenant's  Notice shall be effective  only if sent by Tenant to Landlord, via certified  mail,  return  receipt  requested;  to the attention of the "Vice
President and Legal Counsel - Real Estate",  at Landlord's  address set forth in this Lease).  If Tenant does not give such Tenant's Notice within such seven (7)
day period as required  above,  then this Right of First Offer will lapse and be of no further  force and effect and  Landlord  shall have the right to lease the
Offer Space (in whole or in separate  portions) to a third party (or parties) on the same or any  other  terms  and  conditions,  whether  or not such  terms and conditions are more or less favorable than those offered to Tenant, and Landlord shall not be required to re-offer such space (or any portion thereof) to Tenant, even in the event that Landlord  divides the Offer Space and leases each portion separately.

            Tenant's  exercise  of this  Right of First  Offer by the  giving of
Tenant's Notice to Landlord shall be self-operative  and no additional  document of  confirmation  of  Tenant's  exercise  of this Right of First  Offer shall be necessary.  Notwithstanding  the foregoing,  at Landlord's option,  Landlord and
Tenant shall execute a lease modification agreement (the "Offer Agreement"),  to confirm Tenant's exercise of this Right of First Offer. In the event that Tenant properly and timely exercises its Right of First Offer as provided above, Tenant shall lease the Offer Space from Landlord in accordance herewith, which lease by
Tenant of the Offer space shall be upon all the same terms as this lease, except
(i) that,  in the event there is less than five (5) years  remaining in the term of this Lease, or any Renewal Term thereof,  the term of this Lease with respect to the Offer Space shall commence upon Tenant's  delivery of Tenant's  Notice to
Landlord  (the  "Offer  Space  Commencement  Date") and shall  expire on the day immediately  preceding  the day  which is five (5) years  after the Offer  Space
Commencement  Date (in such event,  the term of this Lease,  with respect to the
Premises,  shall be extended to and including the day immediately  preceding the day which is five (5) years after the Offer Space  Commencement  Date,  it being the express intention of the parties that the term of this Lease with respect to the Premises and the term of this Lease with respect to the Offer Space shall be coterminous),  (ii) for the Market Rent terms, (iii) for other matters dependent upon the size of the Offer Space,  such as Tenant's  Proportionate  Share,  (iv)
that Tenant is accepting  the Offer Space in its "as is"  condition and Landlord shall not be  required to perform any work in or to the Offer Space or incur any expense in order to prepare such space for Tenant's  occupancy  and (v) for such other terms and conditions as may be mutually  agreed to by Landlord and Tenant.
In the event this Lease, with respect to the Premises,  is extended as set forth in the  foregoing  subparagraph  (i), the Rent for the  Premises,  from the date
Tenant timely  delivers  Tenant's  Notice to Landlord  through and including the date  originally set forth for the expiration of the Lease, or the Renewal Term, as the case may be,  shall be as set  forth in  Article  3  herein.  Thereafter,
Tenant shall pay Rent for the  Premises at the greater of (y) the annual  rental rate per square foot then being paid by Tenant with  respect to the Offer Space, and (z) the amount which is four (4%) percent greater than Rent paid by Tenant for the third month prior to the date originally set forth for the expiration of the Lease,  or the Renewal Term, as the case may be,  multiplied by twelve (12).
Thereafter,  the Rent shall be increased by four (4%) percent per annum over the
Rent  payable  for the prior year.  Said sums shall be payable in equal  monthly installments.  Time shall be of the  essence  with  respect  to all of  Tenant's obligations under this Article 47.

                                      -43-

                (b) This Right of First  Offer is  personal  to  Falconstor.net,
Inc., is non-transferable  by operation of law or otherwise,  except to a Tenant
Affiliate,  and is subject to then  existing  rights,  if any,  granted to other tenants at the Building.

                           EXPANSION/RELOCATION OPTION

            48.  (A)  Provided  Tenant  has  complied  with  all of  the  terms, covenants and  conditions  of this lease and is not then in default,  beyond any notice and grace period provided herein for the cure thereof, of its obligations
hereunder,   Tenant  shall  have  the  option  of  requiring   Landlord  to  use
commercially  reasonable efforts to accommodate  Tenant's need to occupy a total of  approximately  13,500 rentable square feet of contiguous space commencing on or about the first day of the fourth (4th) Lease Year.  Notwithstanding anything contained to the contrary  herein,  Landlord's  obligation  to use  commercially reasonable efforts to accommodate  Tenant's expansion shall not require Landlord to provide space that Landlord is, at the time Tenant exercises this option,  in active  negotiation  with a third  party for the  lease  thereof.  Tenant  shall exercise this option,  if at all, through delivery of written notice to Landlord made no later than the date which is six (6) months prior to the  expiration  of the third (3rd) Lease Year.

                (B) If Tenant exercises this option and Landlord is able to make available  for lease by Tenant  approximately  13,500  rentable  square  feet of additional  space located adjacent to the existing  Premises,  then Tenant shall lease from Landlord  such  additional,  adjacent  space (the  "Adjacent  Space")
effective  on or about the  commencement  of the  Fourth  (4th)  Lease Year (the
"Adjacent  Space  Commencement  Date").  The leasing by Tenant of such  Adjacent
Space shall be under all of the same terms,  covenants  and  conditions  in this lease contained,  except that (i) the definition of the term "Premises" shall be expanded to include  such  Adjacent  Space;  (ii) the Rent  attributable  to the
Adjacent  Space  shall be set at the then  current  fair  market  value for such space,  as  determined in accordance  with the  procedures  set forth in Article
46(C);  (iii)  adjustments  will be made to all  other  lease  terms  which  are dependent upon the size of the Premises (e.g., "Tenant's  Proportionate Share");
(iv) Tenant shall have no further  Expansion/Relocation  Option under this lease and (v) the Term of the lease with respect to both the Premises and the Adjacent
Space shall be extended to the date immediately preceding the date which is five
(5) years after the Adjacent Space  Commencement  Date. The Rent attributable to the Premises from the date  immediately  following the date originally set forth herein for the  expiration of the Term to and  including  the  expiration of the term, as extended  pursuant to this Article  48(B),  shall be the greater of (i)
the fair  market  value for the  Premises,  as  determined  in  accordance  with procedures set forth in Article 46(C),  and (ii)  $167,071.20.  Thereafter,  the
Rent  attributable  to the Premises  shall be increased by four (4%) percent per annum over the Rent  attributable to the Premises payable for the prior year. At the time of such expansion, Landlord and Tenant shall enter into an amendment of this lease which reflects the  aforementioned  changes and modifications and any other changes or modifications mutually acceptable to Landlord and Tenant.

                (C) If Tenant  exercises  this option but  Landlord is unable to accommodate  Tenant's need for additional space by making  available  additional space located adjacent to the

                                      -44-

Demised  Premises,  then Landlord shall use commercially  reasonable  efforts to relocate Tenant into another premises in the Building or in the another building owned by  Landlord  or its  affiliate  in  Nassau  or  Suffolk  counties;  which relocation  space shall contain  approximately  13,500  rentable  square feet of contiguous  space  ("Relocation  Space").  In the event  Tenant is to lease such
Relocation Space from Landlord,  then, effective on or about the commencement of the fourth  (4th) Lease Year  hereunder,  Landlord and Tenant shall enter into a new lease for the Relocation  Space.  Effective as of the rent commencement date under such new lease,  Tenant  shall  surrender  this lease and the  Premises to
Landlord  (in the  condition  required  under  Article 16 hereof) and this lease shall terminate  without further  liability or obligation of the parties (except for  liabilities or obligations  previously  accrued but  unsatisfied).  The new lease  for the  Relocation  Space  shall  contain  substantially  of the  terms, covenants and conditions in this lease contained, except that (i) the definition of the term "Premises"  shall refer to the Relocation  Space only; (ii) the Rent for the Relocation  Space shall be set at the then current fair market value for such space, as determined in accordance with the procedures set forth in Article
46(C) plus one half of the costs of Landlord's Initial Construction which remain unamortized  at the end of the third Lease Year (which shall be  amortized  into the Rent for the Relocation Space);  (iii) adjustments will be made to all other lease terms which are  dependent  upon the size of the Demised  Premises  (e.g.,
"Tenant's Proportionate Share"); (iv) Tenant shall have no Expansion/ Relocation
Option  under the new  lease;  and (v) the Term of the new lease  shall be for a term of five (5) years (unless otherwise mutually agreed to by the parties).

                (D) In the event Landlord is unable,  after use of  commercially reasonable  efforts,  to make available Adjacent Space or Relocation Space, then this lease shall continue unaffected in accordance with its terms.

                (E) The  provisions of this Article 48 shall be applicable  only where Falconstor.net, Inc. or a Tenant Affiliate remains the Tenant and occupant of the entire  Premises at the time of the expansion or relocation,  as the case may be.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:                   RECKSON OPERATING PARTNERSHIP, L.P.
                                          BY: Reckson Associates Realty Corp its
                                          general partner

____________________________            By:_________________________________
                                             Print Name:
                                             Print Title:

Witness for Tenant:                     FALCONSTOR.NET, INC.

____________________________            By:_________________________________
                                             Print Name:
                                             Print Title:

                                      -45-

STATE OF NEW YORK   )
                    )    ss.
COUNTY OF NASSAU    )

            On the 21st day of July, 2000, before me, the undersigned,  a Notary
Public  in  and  for  said  State,  personally  appeared  _____________________, personally known to me or proved to me on the basis of satisfactory  evidence to be the  individual  whose  name  is  subscribed  to the  within  instrument  and acknowledged  to me that he executed  the same in his  capacity  and that by his signature on the instrument,  the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                              ---------------------------
                                              Notary Public

                                      -46-

                                  SCHEDULE "A"
                         LANDLORD'S INITIAL CONSTRUCTION

l.          Initial Office Finishing Schedule

At the  Tenant's  option,  Landlord  will  design  or follow  Tenant's  plans in preparing  Tenant's  office area at Landlord's cost (subject to Article 5 above)
to the following specifications:

Erect the necessary dividing walls constructed of metal stud, 5/8" Fire X gypsum board,  with batts of 3" fiberglass  for sound  attenuation  in demising  walls.
Finish  exterior  walls with 1/2"  sheetrock.  Erect per approved  plan dry-wall partitioning  of  2-1/2"  metal  studs  with 5/8"  gypsum  board on each side to underside of hung ceiling.

Spackle and tape walls three coats to a smooth and true finish.  Paint walls two coats flat latex and doors and trim coats matching enamel.

Install in executive  offices,  main  conference  room and reception  area, over padding,  executive  grade, 30 ounce cut pile carpet.  Balance of space carpeted with building standard 28 ounce loop pile carpet (glued down). Building standard vinyl reinforced tile may be installed in place of carpet.

Install a 2' x 4' acoustical tile ceiling with a Travertine finish.

Provide interior building standard hollow core doors on Tenant's plan.

2.          Lavatory Area - Public Spaces

a)          Separate male and female toilet facilities.

3.          Landscaping

The building  will be  extensively  landscaped  with trees,  plantings and other materials. An underground sprinkler system will be provided with a time clock to maintain proper watering.

4.          Electrical Specifications

All  electrical  work  shall  be  installed  in  accordance  with  the  National
Electrical  Code, and the local  building  code. A  "Certificate  of Compliance"
shall be obtained from the New York Board of Fire Underwriters at the completion of the project.

Lighting throughout the entire finished office area shall be obtained by the use of recessed light 2' by 4' fluorescent  fixtures with prismatic  lenses,  not to exceed one (1) fixture for each eighty (80) square feet of usable  space.  Local wall switches shall be provided for control of lighting. Toilet, corridor, lobby and other similar areas shall be lit to 50 foot candles.

                                      -47-

Exit light lighting for all paths of egress shall be provided in accordance with local building department regulations, if required.

All  branch  circuit  wiring  shall be above  hung  ceiling  or within  dry-wall construction  in finished  areas and shall be type BX. All  exposed  conduits in non-finished areas shall be thin-walled "EMT".

Wall-mounted  duplex  convenience  outlets shall be provided on the basis of one duplex  outlet for each 120 square feet of rented area.  This  formula  shall be used to establish the quantity of outlets.  However,  the exact location of each outlet shall be  coordinated  with the  Tenant's  furniture  layout.  All duplex outlets are to be considered as normal convenience outlets and shall be wired up with an  average of 5 to 8 outlets on one 20  ampere,  120 volt  circuit.  Panel capacity  shall be adequate to handle all tenant  lighting and  equipment  load, providing  such  equipment  load  does not  exceed 2 watts  per  square  foot of rentable area.

No credit given for installation less than standard installation.

5.          Heating, Ventilation and Air Conditioning Specifications

General

The intent of this  specification  is to define a design concept for the subject area.

Design Criteria

Central air conditioning with modular systems with individual zone control shall be  capable  of the  following  performance  when  the  criteria  noted  are not exceeded:

A) Between  September 1 and June 1, the "heating  system" shall be operative and maintain a minimum of 70 degrees FDB when the outdoor  temperature  is 0 degrees
FDB and the prevailing wind velocity does not exceed 15 mph.

B) Between April 15 and October 14, the "cooling  system" shall be operative and maintain a maximum of 78 degrees FDB and 55% relative  humidity when the outdoor temperature  is 95  degrees  FDB and 75  degrees  FDB with the  prevailing  wind velocity not exceeding 13 mph.

C) During the  overlapping  seasons (April 15 - June 1 and September 1 - October
15) both systems shall be operative (cooling and heating).

D) Zoning  temperature  and balancing  controls shall be operated  solely by the
Landlord to assure the conditions above.

                                      -48-

E)          Maintenance of the foregoing  temperature  conditions is conditioned upon the  following  criteria,  which  shall not be  exceeded by the
            Tenant in any room, or area, within the demised premises:

            a)  Population Density                    1 person per 150 square feet

            b)  Lighting and Electrical Load Density  4 watts per square foot

            c)  Exhaust and Ventilation Load          5 cfm per person

6.          Ventilation

Bathrooms and similar areas to be ventilated per code using rooftop fans.

                                      -49-

                                  SCHEDULE "B"

            LANDLORD'S CLEANING SERVICES AND MAINTENANCE OF PREMISES

(to be performed on all business days except those which are union  holidays for the employees  performing  cleaning services and maintenance in the Building and grounds or those days on which the Building is closed)

I.          CLEANING SERVICES - PUBLIC SPACES:

A.          Floor of  entrance  lobby and public  corridors  will be vacuumed or swept and washed nightly and waxed as necessary.

B.          Entranceway  glass and metal  work will be washed  and  rubbed  down daily.

C.          Wall surfaces and elevator cabs will be kept in polished condition

D.          Lighting fixtures will be cleaned and polished annually.

E.          Elevators and restrooms will be washed and  disinfected  once a day.
The floors will be mopped as many times as required.  All brightwork and mirrors will be kept in polished condition.  Dispensers will be continuously checked and receptacles continuously emptied.

F.          Exterior  surfaces and all windows of the  building  will be cleaned quarterly.

II.         CLEANING SERVICES - TENANT SPACES:

A.          Floors will be swept and spot cleaned nightly. Carpets will be swept daily with carpet sweeper and vacuumed weekly.

B.          Office equipment, telephones, etc. will be dusted nightly.

C.          Normal  office waste in  receptacles  and  ashtrays  will be emptied nightly.

D.          Interior  surface  of  windows  and sills  will be washed and blinds dusted quarterly.

E.          There shall be regularly scheduled visits by a qualified exterminator.

                                      -50-

III.        EXTERIOR SERVICES:

A.          Parking fields will be regularly swept, cleared of snow in excess of two inches, and generally maintained so as to be well drained, properly surfaced and striped.

B.          All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

IV.         EQUIPMENT SERVICE:

A.          All  air-conditioning  and heating  equipment and elevators  will be regularly serviced and maintained.

B.          Plumbing and electrical facilities,  doors, hinges and locks will be repaired as necessary.

C.          All appurtenances, such as rails, stairs, etc. will be maintained in a safe condition.

D.          Light bulbs and ballasts located within the Demised Premises will be replaced as needed at Tenant's expense.

V.          EXTRA CLEANING SERVICES

Tenant shall pay to  Landlord,  on demand,  Landlord's  charges for (a) cleaning work in the  Premises  required  because of (i) misuse or neglect on the part of
Tenant or its  employees or  visitors,  (ii) use of portions of the Premises for preparation,  serving or  consumption  of food or  beverages,  or other  special purposes  requiring  greater or more difficult  cleaning work than office areas;
(iii) unusual quantity of interior glass surfaces;  (iv)  non-building  standard materials or finishes  installed by Tenant or at its request;  (v)  increases in frequency  or scope in any item set  forth in  Schedule  "B" as shall  have been requested  by Tenant;  and (b) removal  from the Premises and Building of (i) so much of any  refuse  and  rubbish  of  Tenant  as  shall  exceed  that  normally accumulated in the routine of ordinary  business office activity and (ii) all of the refuse and rubbish of any eating facility  requiring  special  handling (wet garbage).

                                      -51-

                                  SCHEDULE "C"

            1.  Landlord  shall provide at the rates  hereinafter  set forth and
Tenant shall purchase from Landlord "energy service" for Tenant's  requirements.
There shall be the following categories of energy service:

            A) NORMAL SERVICE:  NORMAL SERVICE is energy consumed during WORKING
HOURS as  defined  in  Article 6 whose  power  demands do not exceed 4 watts per square foot of the Demised  Premises during WORKING HOURS  ("TENANT'S  ALLOWABLE
USE"). Of this amount, two watts are allocated to Landlord supplied lighting and two watts are  allocated  for  Tenant's  usual office  equipment.  The charge to change WORKING HOURS is $100.00 per zone.

            B) EXCESS SERVICE: EXCESS SERVICE is energy demanded,  regardless of hours, in excess of TENANT'S ALLOWABLE USE.

            C)  OVERTIME  SERVICE:  OVERTIME  SERVICE is energy  consumed at all other hours than WORKING HOURS ("OVERTIME  HOURS").  For the purpose of OVERTIME
SERVICE,  the Demised  Premises may be separated  into zones of use. The minimum practical  size of these zones is 2500 square feet.  Zones less than 2500 square feet will be billed at the rate applicable to 2500 square feet.

            2.  Charges  for NORMAL  SERVICE:  The charge for NORMAL  SERVICE is payable at the rate of $2.35 per annum per square foot of the  Demised  Premises and is subject to  escalation  as  hereinafter  provided.  The charge for NORMAL
SERVICE is included in the monthly  rent set forth in Article 3. Any  escalation shall be payable as additional rent.

            3.  Charges  for  OVERTIME   SERVICE:   Subject  to   escalation  as
hereinafter  provided,  the  Landlord's  monthly  charge for  Tenant's  OVERTIME
SERVICE,  payable in addition to any  additional  charges for NORMAL SERVICE and
EXCESS SERVICE if applicable, shall be derived as follows:

            A) OVERTIME SERVICE: An amount equal to the number of OVERTIME HOURS in the month,  multiplied by the square feet of the zones in use,  multiplied by
$.____.

            B) OVERTIME  charges shall be increased by the same  percentage  the
EXCESS  SERVICE  (if  applicable)  exceeds  TENANT'S  ALLOWABLE  USE for  NORMAL
SERVICE.

            C)  TWENTY-FOUR  HOUR  SERVICE:  All of the electric  outlets in the
Premises shall be operative twenty-four hours per day, seven days per week at no additional charge to Tenant provided such use does not exceed TENANT'S ALLOWABLE
USE. Any such use which  exceeds  TENANT'S  ALLOWABLE USE shall be deemed EXCESS
SERVICE.

                                      -52-

                These  amounts  shall be billed at least once every three months and shall be payable during the month in which billed as additional rent.

            4. Charges for EXCESS  SERVICE:  The Landlord's  monthly charges for
Tenant's  EXCESS SERVICE  payable in addition to any charges for NORMAL SERVICE,
OVERTIME  SERVICE,  and  TWENTY-FOUR  HOUR SERVICE,  if applicable,  shall be an amount  derived as follows:  The excess above  TENANT'S  ALLOWABLE  USE shall be charged to Tenant at the rate of $___ per square foot per year,  for each excess watt (or part thereof, computed and adjusted to the nearest 100th).

            5.  Escalation  of  Charges  for  NORMAL  SERVICE,  EXCESS  SERVICE,
OVERTIME  SERVICE and  TWENTY-FOUR  HOUR SERVICE:  The rates referred to in this
Schedule "C" are based upon the average of the current monthly rates promulgated by the utility company during the twelve (12) month period  immediately prior to the date hereof.  All of the rates, fuel and adjustment  costs,  state and local government  taxes,  and all other component parts of the utility company charges referred to in this Schedule "C" are subject to increase to reflect increases in rate or  classification  or other  component  parts of the bill  employed by the utility  company  providing  services to the Building.  Landlord  shall have the right to bill Tenant and Tenant agrees to pay such  increase in utility  company charges monthly, as additional rent. Landlord shall give due notice to Tenant of any such  increase  in  charge.  Tenant  shall  not be or become  entitled  to a reduction in rent,  additional  rent or to other  reimbursement  in the event it uses less energy than is contemplated by this Schedule "C".

            6. Landlord's energy  management system will be conclusive  evidence of the  computation of NORMAL  SERVICE,  EXCESS  SERVICE,  OVERTIME  SERVICE and
TWENTY-FOUR HOUR SERVICE. However, Landlord hereby reserves to itself the right, from  time  to  time,  at  Landlord's  expense,  to  use  a  reputable  electric engineering  company (the  "Engineer") to make a survey of Tenant's energy usage requirements to determine whether the TENANT'S ALLOWABLE USE limitation has been exceeded and, if so, to what extent.  If these surveys indicate at the time that the cost to Landlord  by reason  thereof,  computed on an annual  basis at rates which would be charged by a public  utility  company  servicing the Building for such  purposes,  is in excess of the initial cost similarly  computed,  then the additional rent provided for in this Schedule shall be increased as provided for herein,  commencing  with the first day of the month  immediately  following the computation of such survey and the submission of a copy thereof to Tenant.

            7.  Landlord  shall  have  full  and  unrestricted   access  to  all
air-conditioning and heating equipment,  and to all other utility  installations servicing  the Building and the Demised  Premises.  Landlord  reserves the right temporarily to interrupt,  curtail, stop or suspend air-conditioning and heating service,  and all other  utilities,  or other  services,  because of  Landlord's inability to obtain,  or difficulty  or delay in  obtaining,  labor or materials necessary  therefor,  or in order to comply with  governmental  restrictions  in connection  therewith,  or for any  other  cause  beyond  Landlord's  reasonable control.  No  diminution  or  abatement  of  Rent,  additional  rent,  or  other compensation  shall be  granted  to  Tenant,  nor shall this Lease or any of the obligations  of  Tenant  hereunder  be  affected  or  reduced  by reason of such interruptions, stoppages or curtailments, the causes of which are

                                      -53-

hereinabove  enumerated,  nor shall  the same  give rise to a claim in  Tenant's favor that such failure  constitutes  actual or constructive,  total or partial, eviction  from the Demised  Premises,  unless such  interruptions,  stoppages or curtailments  have been due to the  arbitrary,  willful  or  negligent  act,  or failure to act, of Landlord or its agents.

            8.   Telephone   and  data   transmission   service   (collectively,
"telephone/data  service") shall be the  responsibility of Tenant.  Tenant shall
make   all   arrangements   for   telephone/data   service   directly   with   a
telecommunications   company  supplying  said  service,  including  the  deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by the failure of said company to furnish such service. In the event Landlord has designated a company as the prime telephone/data  service provider for the  Building,  Tenant may use a different  telephone/data  service provider of its choice  provided  (A) such other  provider  shall be  reasonably acceptable to Landlord,  (B) the  installation  work of such  provider  shall be performed  in  accordance  with the  provisions  of Article 14 (B) of this lease relating to  Permitted  Alterations,  and (C) such  provider  shall  install the equipment required to provide such service to Tenant inside the Demised Premises and not in the common areas of the Building  (except that the wiring and cabling to such  equipment  may be run  through  such  common  areas in the  manner  and location reasonably required by Landlord).

            9. At Landlord's  option,  it shall furnish and install all lighting tubes,  bulbs and ballasts used in the Premises and Tenant shall pay  Landlord's reasonable charges therefor, on demand, as additional rent.

            10.  Landlord  reserves  the right to install  an energy  management system  or  from  time to time to  make  modifications  and/or  upgrades  to the existing energy  management  system in the Building and the Demised  Premises in order to measure  Tenant's  consumption of electric  current and HVAC service in the  Premises.  The energy  management  system,  whether  presently  existing or hereinafter installed, may cut off or curtail overhead lighting and HVAC service within  the  Demised  Premises  at the end of  WORKING  HOURS but such  electric current and HVAC service may be restored, at Tenant's election, by a means which shall record  Tenant's use of electric  current and HVAC service  after  WORKING
HOURS.  The hours of usage  recorded by such energy  management  system shall be conclusive  evidence of Tenant's  occupancy of the Premises  after WORKING HOURS and shall be used to determine the amount Tenant shall pay for OVERTIME  SERVICE pursuant to Section 3(A) of this schedule.

                                      -54-

                                  SCHEDULE "D"

            1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules,  stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose  other than for ingress to and egress from the Demised  Premises and for delivery of merchandise  and equipment in a prompt and  efficient  manner  using  elevators  and  passageways  designated  for such delivery by  Landlord.  There  shall not be used in any space,  or in the public hall of the  building,  either  by any  Tenant  or by  jobbers  or others in the delivery or receipt of merchandise,  any hand trucks, except those equipped with rubber tires and sideguards.

            2. The water and wash  closets and  plumbing  fixtures  shall not be used for any  purposes  other  than  those  for  which  they  were  designed  or constructed and no sweepings,  rubbish, rags, acids or other substances shall be deposited  therein,  and  the  expense  of any  breakage,  stoppage,  or  damage resulting  from the  violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

            3. No  Tenant  shall  sweep or throw or permit to be swept or thrown from the  Premises  any dirt or other  substances  into any of the  corridors or halls,  elevators,  or out of the doors or windows or stairways of the building, and the  Tenant  shall not use,  keep or  permit  to be used or kept any  coffee machine,  vending machine, burner, microwave oven, refrigerator or oven, food or noxious  gas or  substance  in the  Demised  Premises,  or permit or suffer  the
Demised  Premises to be occupied or used in a manner  offensive or objectionable to Landlord or other occupants of the Building by reason of noise,  odors and/or vibrations,  or interfere in any way with other tenants or those having business therein,  nor  shall  any  animals  or birds be kept in or about  the  Building.
Smoking  or  carrying  lighted  cigars or  cigarettes  in the  elevators  of the
Building is prohibited.

            4. No awnings or other  projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord.

            5. No sign,  advertisement,  notice or other lettering and/or window treatment shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised  Premises or the Building or on the inside of the  Demised  Premises  if the same is visible  from the  outside of the Demised
Premises without the prior written consent of the Landlord.  In the event of the violation of the  foregoing by any Tenant,  Landlord may remove same without any liability,  and may charge the  expense  incurred  by such  removal to Tenant or
Tenants violating this rule.  Interior signs on doors and directory tables shall be  inscribed,  painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

            6. No Tenant shall mark, paint, drill into, or in any way deface any part of the  Demised  Premises  or the  Building  of which they form a part.  No boring, cutting or stringing of wires shall be permitted,  except with the prior written  consent of Landlord,  and as Landlord  may direct.  No tenant shall lay linoleum or other similar  floor  covering so that the same shall come in direct contact with the floor of the Demised Premises and, if linoleum or other similar floor covering is desired to

                                      -55-

be used, an  interlining  of builder's  deadening felt shall be first affixed to the floor,  by a paste or other  water  soluble  material,  the use of cement or other similar adhesive material being expressly prohibited.

            7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or in the mechanisms  thereof.  Each Tenant must,  upon the termination of his tenancy,  restore to Landlord all keys of stores,  offices and toilet rooms, either furnished to, or otherwise  procured by, such Tenant, and in the event of the loss of any keys, so  furnished,  such Tenant shall pay to Landlord the cost thereof.

            8. Freight,  furniture,  business  equipment,  merchandise and bulky matter of any  description  shall be  delivered to and removed from the Premises only through the service entrances and corridors, and only during hours and in a manner approved by Landlord.  Landlord reserves the right to inspect all freight to be brought  into the  Building  and to exclude  from the Building all freight which  violates any of these Rules and  Regulations  or the lease of which these
Rules and Regulations are a part.

            9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

            10. Landlord reserves the right to exclude from the building between the hours of 6:00  P.M.  and 8:00 A.M.  and at all  hours on  Sundays  and legal holidays,  all  persons  who do not  present  a pass to the  building  signed by
Landlord.  Landlord will furnish passes to persons for whom any Tenant  requires same in writing.  Each Tenant shall be  responsible  for all persons for whom he requires  such a pass  and  shall be  liable  to  Landlord  for all acts of such persons.

            11. Landlord shall have the right to prohibit any advertising by any
Tenant  which,  in  Landlord's  opinion,  tends to impair the  reputation of the
Building or its desirability as an office building, and upon written notice from
Landlord, Tenant shall refrain from or discontinue such advertising.

            12.  Tenant shall not bring or permit to be brought or kept in or on the  Premises,  any  inflammable,  combustible,  hazardous or  explosive  fluid, material,  chemical  or  substance,  or cause or permit  any odors of cooking or other processes,  or any unusual or other objectionable odors, to permeate in or emanate from the Premises.

            13.  Tenant  agrees to use the entry doors to its premises  only for ingress and egress purposes and to keep such doors closed at all other times.

                                      -56-